EXHIBIT 4.9.35

HERTZ VEHICLE FINANCING LLC,

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
(formerly known as The Bank of New York Trust Company, N.A.),

as Trustee and Securities Intermediary

SERIES 2010-1 SUPPLEMENT

dated as of July 22, 2010

to

THIRD AMENDED AND RESTATED

BASE INDENTURE

dated as of September 18, 2009

$225,000,000 Series 2010-1 2.60% Rental Car Asset Backed Notes, Class A-1

$325,000,000 Series 2010-1 3.74% Rental Car Asset Backed Notes, Class A-2

$100,000,000 Series 2010-1 4.73% Rental Car Asset Backed Notes, Class A-3

$34,560,000 Series 2010-1 5.02% Rental Car Asset Backed Notes, Class B-1

$49,920,000 Series 2010-1 5.70% Rental Car Asset Backed Notes, Class B-2

$15,360,000 Series 2010-1 6.44% Rental Car Asset Backed Notes, Class B-3

Three-Year Notes, Five-Year Notes and Seven-Year Notes

i

TABLE OF CONTENTS

(continued)

ii

TABLE OF CONTENTS

(continued)

Page

EXHIBITS

Exhibit A-1-1:	Form of Restricted Global Class A-1 Note
Exhibit A-1-2:	Form of Regulation S Global Class A-1 Note
Exhibit A-1-3:	Form of Unrestricted Global Class A-1 Note
Exhibit A-2-1:	Form of Restricted Global Class A-2 Note
Exhibit A-2-2:	Form of Regulation S Global Class A-2 Note
Exhibit A-2-3:	Form of Unrestricted Global Class A-2 Note
Exhibit A-3-1:	Form of Restricted Global Class A-3 Note
Exhibit A-3-2:	Form of Regulation S Global Class A-3 Note
Exhibit A-3-3:	Form of Unrestricted Global Class A-3 Note
Exhibit A-4-1:	Form of Restricted Global Class B-1 Note
Exhibit A-4-2:	Form of Regulation S Global Class B-1 Note
Exhibit A-4-3:	Form of Unrestricted Global Class B-1 Note
Exhibit A-5-1:	Form of Restricted Global Class B-2 Note
Exhibit A-5-2:	Form of Regulation S Global Class B-2 Note
Exhibit A-5-3:	Form of Unrestricted Global Class B-2 Note
Exhibit A-6-1:	Form of Restricted Global Class B-3 Note
Exhibit A-6-2:	Form of Regulation S Global Class B-3 Note
Exhibit A-6-3:	Form of Unrestricted Global Class B-3 Note
Exhibit B:	Form of Series 2010-1 Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Series 2010-1 Letter of Credit Reduction Notice
Exhibit E:	Reserved
Exhibit F-1:	Form of Transfer Certificate
Exhibit F-2:	Form of Transfer Certificate
Exhibit F-3:	Form of Transfer Certificate
Exhibit G:	Form of Monthly Noteholders’ Statement
Exhibit H:	Form of Series 2010-1 Demand Note
Exhibit I:	Form of Demand Notice
Exhibit J:	Form of Supplemental Indenture to Base Indenture
Exhibit K:	Form of Amendment to Collateral Agency Agreement
Exhibit L:	Form of Amendment to HGI Purchase Agreement
Exhibit M:	Form of Amendment to HVF Lease

iii

SERIES 2010-1 SUPPLEMENT dated as of July 22, 2010 (“Series Supplement”) between HERTZ VEHICLE FINANCING LLC, a special purpose limited liability company established under the laws of Delaware (“HVF”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”), to the Third Amended and Restated Base Indenture, dated as of September 18, 2009, between HVF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Section 2.2 and Section 12.1 of the Base Indenture provide, among other things, that HVF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated as Series 2010-1 Rental Car Asset Backed Notes.  On the Series 2010-1 Closing Date, six classes of Series 2010-1 Notes shall be issued: the first of which shall be designated as the Series 2010-1 2.60% Rental Car Asset Backed Notes, Class A-1, and referred to herein as the Class A-1 Notes, the second of which shall be designated as the Series 2010-1 3.74% Rental Car Asset Backed Notes, Class A-2, and referred to herein as the Class A-2 Notes, the third of which shall be designated as the Series 2010-1 4.73% Rental Car Asset Backed Notes, Class A-3, and referred to herein as the Class A-3 Notes, the fourth of which shall be designated as the Series 2010-1 5.02% Rental Car Asset Backed Notes, Class B-1, and referred to herein as the Class B-1 Notes, the fifth of which shall be designated as the Series 2010-1 5.70% Rental Car Asset Backed Notes, Class B-2, and referred to herein as the Class B-2 Notes and the sixth of which shall be designated as the Series 2010-1 6.44% Rental Car Asset Backed Notes, Class B-3, and referred to herein as the Class B-3 Notes.  The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes are referred to herein collectively as the Class A Notes. The Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes are referred to herein collectively as the Class B Notes.

The Class A Notes together with the Class B Notes are referred to herein collectively as the Series 2010-1 Notes.  The Series 2010-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The net proceeds from the sale of the Series 2010-1 Notes shall be deposited in the Series 2010-1 Excess Collection Account on the Series 2010-1 Closing Date and applied in accordance with this Series Supplement.

ARTICLE I

DEFINITIONS

(a)           All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Definitions List attached to the Base Indenture as Schedule I thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture.  Any capitalized term defined herein which also has a meaning assigned to it in the Definitions List to the Base Indenture shall have the meaning given to such term herein.  All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2010-1 Notes and not to any other Series of Notes issued by HVF.  All references herein to the “Series 2010-1 Supplement” shall mean the Base Indenture, as supplemented hereby.

(b)           The following words and phrases shall have the following meanings with respect to the Series 2010-1 Notes (whether such words and phrases are used in this Series Supplement, the Base Indenture or any Related Document) and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Adjusted Aggregate Asset Amount” means, as of any date of determination, the sum of (a) the Aggregate Asset Amount and (b) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Collection Account and available for reduction of the Series 2010-1 Principal Amount and (2) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Excess Collection Account, in each case as of such date.

“Aggregate BMW/Lexus/Mercedes/Audi Amount” means, as of any date of determination, the sum of the BMW Amount, the Lexus Amount, the Mercedes Amount and the Audi Amount, in each case as of such date.

“Aggregate Kia/Subaru/Hyundai Amount” means, as of any date of determination, the sum of the Kia Amount, the Subaru Amount and the Hyundai Amount, in each case as of such date.

“Applicable Procedures” has the meaning specified in Section 5.1 of this Series Supplement.

“Audi Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Audi as of such date.

“Bankrupt Manufacturer” means, as of any day, each Manufacturer for which an Event of Bankruptcy has occurred; provided that any such Manufacturer for which an Event of Bankruptcy has occurred shall cease to constitute a Bankrupt Manufacturer when it has satisfied the Confirmation Condition.

“Bankrupt Manufacturer Vehicle Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Eligible Program Vehicle Amounts and the Manufacturer Non-Eligible Vehicle Amounts for all Bankrupt Manufacturers as of such date.

“Bankrupt Manufacturer Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Bankrupt Manufacturer Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“BMW Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to BMW as of such date.

“BNY” means The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), a national banking association, and its successors and assigns.

“Capped Category 2 Manufacturer Program Vehicle Percentage” means, as of any date of determination, the lesser of (i) the Category 2 Manufacturer Program Vehicle Percentage as of such date and (ii) 10%.

“Category 1 Manufacturer” means, as of any date of determination, each Eligible Manufacturer who as of such date (i) is not a Bankrupt Manufacturer and (ii) has a long-term unsecured debt rating of at least “Baa2” from Moody’s; provided, that if an Eligible Manufacturer does not have a rating from Moody’s, then the rating of an affiliated entity specified by Moody’s shall apply for purposes of this definition; provided, further, that if (a) the rating of a Manufacturer by Moody’s is withdrawn or a Manufacturer is downgraded by Moody’s to a rating that would require the exclusion of such Manufacturer from this definition and (b) prior to such withdrawal or downgrade, as the case may be, such Manufacturer was a Category 1 Manufacturer, then for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “Baa2” by Moody’s for a period of thirty (30) days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such withdrawal or downgrade and (ii) the date on which the Trustee notifies the Servicer of such withdrawal or downgrade.

“Category 1 Manufacturer Eligible Program Vehicle Amount” means, as of any date of determination, the sum of the Manufacturer Eligible Program Vehicle Amounts for all Category 1 Manufacturers as of such date.

“Category 1 Manufacturer Eligible Program Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Category 1 Manufacturer Eligible Program Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“Category 1 Manufacturer Non-Eligible Program Vehicle Amount” means, as of any date of determination, the sum of the Manufacturer Non-Eligible Program Vehicle Amounts for all Category 1 Manufacturers as of such date.

“Category 1 Manufacturer Non-Eligible Program Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Category 1 Manufacturer Non-Eligible Program Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“Category 2 Manufacturer” means, as of any date of determination, each Eligible Manufacturer who as of such date (i) is not a Bankrupt Manufacturer and (ii) has a long-term unsecured debt rating of at least “Baa3” from Moody’s, but which does not have a long-term unsecured debt rating of at least “Baa2” from Moody’s; provided that if an Eligible Manufacturer does not have a rating from Moody’s, then the rating of an affiliated entity specified by Moody’s shall apply for purposes of this definition; provided, further, that if (a) (x) a Manufacturer is downgraded by Moody’s to a rating that would require inclusion of such Manufacturer in this definition and (y) prior to such downgrade, as the case may be, such Manufacturer was a Category 1 Manufacturer, then for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “Baa2” by Moody’s for a period of thirty (30) days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such downgrade and (ii) the date on which the Trustee notifies the Servicer of such downgrade or (b) (x) the rating of a Manufacturer by Moody’s is withdrawn or a Manufacturer is downgraded by Moody’s to a rating that would require the exclusion of such Manufacturer from this definition and (y) prior to such withdrawal or downgrade, as the case may be, such Manufacturer was a Category 2 Manufacturer, then such Manufacturer shall be deemed to be rated “Baa3” by Moody’s for a period of thirty (30) days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such withdrawal or downgrade and (ii) the date on which the Trustee notifies the Servicer of such withdrawal or downgrade.

“Category 2 Manufacturer Eligible Program Vehicle Amount” means, as of any date of determination, the sum of the Manufacturer Eligible Program Vehicle Amounts for all Category 2 Manufacturers as of such date.

“Category 2 Manufacturer Eligible Program Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Category 2 Manufacturer Eligible Program Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“Category 2 Manufacturer Non-Eligible Program Vehicle Amount” means, as of any date of determination, the sum of the Manufacturer Non-Eligible Program Vehicle Amounts for all Category 2 Manufacturers as of such date.

“Category 2 Manufacturer Non-Eligible Program Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Category 2 Manufacturer Non-Eligible Program Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“Category 2 Manufacturer Program Vehicle Percentage” means, as of any date of determination, the sum of (i) the Category 2 Manufacturer Eligible Program Vehicle Percentage as of such date and (ii) the Category 2 Manufacturer Non-Eligible Program Vehicle Percentage as of such date.

“Category 3 Manufacturer” means, as of any date of determination, each Eligible Manufacturer that as of such date (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term unsecured debt rating of at least “Baa3” from Moody’s; provided that if an Eligible Manufacturer does not have a rating from Moody’s, then the rating of an affiliated entity specified by Moody’s shall apply for purposes of this definition; provided, further, that if (a) the rating of a Manufacturer by Moody’s is withdrawn or a Manufacturer is downgraded by Moody’s to a rating that would require inclusion of such Manufacturer in this definition and (b) prior to such withdrawal or downgrade, as the case may be, such Manufacturer was a Category 1 Manufacturer or a Category 2 Manufacturer, then for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “Baa3” by Moody’s for a period of thirty (30) days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such withdrawal or downgrade and (ii) the date on which the Trustee notifies the Servicer of such withdrawal or downgrade.

“Chrysler Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Chrysler as of such date.

“Class” means a class of the Series 2010-1 Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B-1 Notes, the Class B-2 Notes or the Class B-3 Notes.

“Class A Controlled Distribution Amount” means a Class A-1 Controlled Distribution Amount, a Class A-2 Controlled Distribution Amount or a Class A-3 Controlled Distribution Amount, as the context may require.

“Class A Deficiency Amount” means a Class A-1 Deficiency Amount, a Class A-2 Deficiency Amount or a Class A-3 Deficiency Amount, as the context may require.

“Class A Global Note” means a Class A Note that is a Regulation S Global Note, a Restricted Global Note or an Unrestricted Global Note.

“Class A Monthly Interest” means, with respect to any Series 2010-1 Interest Period, the sum of the Class A-1 Monthly Interest, the Class A-2 Monthly Interest and the Class A-3 Monthly Interest for such Series 2010-1 Interest Period.

“Class A Note Owner” means, with respect to any Class A Note that is a Class A Global Note, any Person who is a beneficial owner of an interest in such Class A Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class A Note Rate” means the Class A-1 Note Rate, the Class A-2 Note Rate or the Class A-3 Note Rate, as the context may require.

“Class A Noteholders” means, collectively, the Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders.

“Class A Notes” means, collectively, the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

“Class A Principal Amount” means, as of any date of determination, the sum of the Class A-1 Principal Amount, the Class A-2 Principal Amount and the Class A-3 Principal Amount, in each case as of such date.

“Class A Total Monthly Interest” means, for each Payment Date, the sum of (A) the Class A-1 Monthly Interest with respect to the related Series 2010-1 Interest Period, (B) the Class A-2 Monthly Interest with respect to the related Series 2010-1 Interest Period, (C) the Class A-3 Monthly Interest with respect to the related Series

2010-1 Interest Period, and (D) an amount equal to the aggregate amount of any unpaid Class A Deficiency Amounts after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amounts at the applicable Class A Note Rate).

“Class A-1 Carryover Controlled Amortization Amount” means, with respect to the Class A-1 Notes for any Related Month during the Three-Year Notes Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation for the previous Related Month allocated to pay the Class A-1 Controlled Distribution Amount was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Three-Year Notes Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount will be zero.

“Class A-1 Controlled Amortization Amount” means, for any Related Month, $37,500,000.00.

“Class A-1 Controlled Distribution Amount” means, with respect to any Related Month during the Three-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount for such Related Month and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

“Class A-1 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class A-1 Initial Principal Amount” means the aggregate initial principal amount of the Class A-1 Notes, which is $225,000,000.

“Class A-1 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class A-1 Note Rate, (ii) the Class A-1 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class A-1 Note Rate and (ii) the Class A-1 Principal Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class A-1 Note Rate” means 2.60% per annum.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Notes” means any one of the Series 2010-1 2.60% Rental Car Asset Backed Notes, Class A-1, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3 to this Series Supplement.

“Class A-1 Principal Amount” means when used with respect to any date, an amount equal to (a) the Class A-1 Initial Principal Amount minus (b) the amount of principal payments made to the Class A-1 Noteholders on or prior to such date minus (c) the principal amount of any Class A-1 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class A-1 Note was issued on or prior to such date.

“Class A-2 Carryover Controlled Amortization Amount” means, with respect to the Class A-2 Notes for any Related Month during the Five-Year Notes Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation for the previous Related Month allocated to pay the Class A-2 Controlled Distribution Amount was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Five-Year Notes Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount will be zero.

“Class A-2 Controlled Amortization Amount” means (i) for any Related Month other than the last Related Month during the Five-Year Notes Controlled Amortization Period, $54,166,666.67 and (ii) for the last Related Month during the Five-Year Notes Controlled Amortization Period, $54,166,666.65.

“Class A-2 Controlled Distribution Amount” means, with respect to any Related Month during the Five-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount for such Related Month and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

“Class A-2 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class A-2 Initial Principal Amount” means the aggregate initial principal amount of the Class A-2 Notes, which is $325,000,000.

“Class A-2 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class A-2 Note Rate, (ii) the Class A-2 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class A-2 Note Rate and (ii) the Class A-2 Principal Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class A-2 Note Rate” means 3.74% per annum.

“Class A-2 Noteholder” means the Person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Notes” means any one of the Series 2010-1 3.74% Rental Car Asset Backed Notes, Class A-2, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3 to this Series Supplement.

“Class A-2 Principal Amount” means when used with respect to any date, an amount equal to (a) the Class A-2 Initial Principal Amount minus (b) the amount of principal payments made to the Class A-2 Noteholders on or prior to such date minus (c) the principal amount of any Class A-2 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class A-2 Note was issued on or prior to such date.

“Class A-3 Carryover Controlled Amortization Amount” means, with respect to the Class A-3 Notes for any Related Month during the Seven-Year Notes Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation for the previous Related Month allocated to pay the Class A-3 Controlled Distribution Amount was less than the Class A-3 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Seven-Year Notes Controlled Amortization Period, the Class A-3 Carryover Controlled Amortization Amount will be zero.

“Class A-3 Controlled Amortization Amount” means (i) for any Related Month other than the last Related Month during the Seven-Year Notes Controlled Amortization Period, $16,666,666.67 and (ii) for the last Related Month during the Seven-Year Notes Controlled Amortization Period, $16,666,666.65.

“Class A-3 Controlled Distribution Amount” means, with respect to any Related Month during the Seven-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class A-3 Controlled Amortization Amount for such Related Month and any Class A-3 Carryover Controlled Amortization Amount for such Related Month.

“Class A-3 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class A-3 Initial Principal Amount” means the aggregate initial principal amount of the Class A-3 Notes, which is $100,000,000.

“Class A-3 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class A-3 Note Rate, (ii) the Class A-3 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class A-3 Note Rate and (ii) the Class A-3 Principal Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class A-3 Note Rate” means 4.73% per annum.

“Class A-3 Noteholder” means the Person in whose name a Class A-3 Note is registered in the Note Register.

“Class A-3 Notes” means any one of the Series 2010-1 4.73% Rental Car Asset Backed Notes, Class A-3, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-1, Exhibit A-3-2 or Exhibit A-3-3 to this Series Supplement.

“Class A-3 Principal Amount” means when used with respect to any date, an amount equal to (a) the Class A-3 Initial Principal Amount minus (b) the amount of principal payments made to the Class A-3 Noteholders on or prior to such date minus (c) the principal amount of any Class A-3 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class A-3 Note was issued on or prior to such date.

“Class B Controlled Distribution Amount” means a Class B-1 Controlled Distribution Amount, a Class B-2 Controlled Distribution Amount or a Class B-3 Controlled Distribution Amount, as the context may require.

“Class B Deficiency Amount” means a Class B-1 Deficiency Amount, a Class B-2 Deficiency Amount or a Class B-3 Deficiency Amount, as the context may require.

“Class B Global Note” means a Class B Note that is a Regulation S Global Note, a Restricted Global Note or an Unrestricted Global Note.

“Class B Monthly Interest” means, with respect to any Series 2010-1 Interest Period, the sum of the Class B-1 Monthly Interest, the Class B-2 Monthly Interest and the Class B-3 Monthly Interest for such Series 2010-1 Interest Period.

“Class B Note Owner” means, with respect to any Class B Note that is a Class B Global Note, any Person who is a beneficial owner of an interest in such Class B Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC).

“Class B Note Rate” means the Class B-1 Note Rate, the Class B-2 Note Rate or the Class B-3 Note Rate, as the context may require.

“Class B Noteholders” means, collectively, the Class B-1 Noteholders, the Class B-2 Noteholders and the Class B-3 Noteholders.

“Class B Notes” means, collectively, the Class B-1 Notes, the Class B-2 Notes and the Class B-3 Notes.

“Class B Principal Amount” means, as of any date of determination, the sum of the Class B-1 Principal Amount, the Class B-2 Principal Amount and the Class B-3 Principal Amount, in each case as of such date.

“Class B Total Monthly Interest” means, for each Payment Date, the sum of (A) the Class B-1 Monthly Interest with respect to the related Series 2010-1 Interest Period, (B) the Class B-2 Monthly Interest with respect to the related Series 2010-1 Interest Period, (C) the Class B-3 Monthly Interest with respect to the related Series 2010-1 Interest Period, and (D) an amount equal to the aggregate amount of any unpaid Class B Deficiency Amounts after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amounts at the applicable Class B Note Rate).

“Class B-1 Carryover Controlled Amortization Amount” means, with respect to the Class B-1 Notes for any Related Month during the Three-Year Notes Controlled Amortization Period, the lesser of (x) the amount, if any, by which the portion of the Monthly Total Principal Allocation allocated to pay the Class A-1 Controlled Distribution Amount and the Class B-1 Controlled Distribution Amount for the previous Related Month was less than the sum of the Class A-1 Controlled Distribution Amount for the previous Related Month and the Class B-1 Controlled Distribution Amount for the previous Related Month and (y) the Class B-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Three-Year Notes Controlled Amortization Period, the Class B-1 Carryover Controlled Amortization Amount will be zero.

“Class B-1 Controlled Amortization Amount” means, for any Related Month, $5,760,000.00.

“Class B-1 Controlled Distribution Amount” means, with respect to any Related Month during the Three-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class B-1 Controlled Amortization Amount for such Related Month and any Class B-1 Carryover Controlled Amortization Amount for such Related Month.

“Class B-1 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class B-1 Initial Principal Amount” means the aggregate initial principal amount of the Class B-1 Notes, which is $34,560,000.

“Class B-1 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class B-1 Note Rate, (ii) the Class B-1 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class B-1 Note Rate and (ii) the Class B-1 Principal Amount on the first day of such

Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class B-1 Noteholder” means the Person in whose name a Class B-1 Note is registered in the Note Register.

“Class B-1 Note Rate” means 5.02% per annum.

“Class B-1 Notes” means any one of the Series 2010-1 5.02% Rental Car Asset Backed Notes, Class B-1, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4-1, Exhibit A-4-2 or Exhibit A-4-3 to this Series Supplement.

“Class B-1 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-1 Initial Principal Amount minus (b) the amount of principal payments made to Class B-1 Noteholders on or prior to such date minus (c) the principal amount of any Class B-1 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class B-1 Note was issued on or prior to such date.

“Class B-2 Carryover Controlled Amortization Amount” means, with respect to the Class B-2 Notes for any Related Month during the Five-Year Notes Controlled Amortization Period, the lesser of (x) the amount, if any, by which the portion of the Monthly Total Principal Allocation allocated to pay the Class A-2 Controlled Distribution Amount and the Class B-2 Controlled Distribution Amount for the previous Related Month was less than the sum of the Class A-2 Controlled Distribution Amount for the previous Related Month and the Class B-2 Controlled Distribution Amount for the previous Related Month and (y) the Class B-2 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Five-Year Notes Controlled Amortization Period, the Class B-2 Carryover Controlled Amortization Amount will be zero.

“Class B-2 Controlled Amortization Amount” means, for any Related Month, $8,320,000.00.

“Class B-2 Controlled Distribution Amount” means, with respect to any Related Month during the Five-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class B-2 Controlled Amortization Amount for such Related Month and any Class B-2 Carryover Controlled Amortization Amount for such Related Month.

“Class B-2 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class B-2 Initial Principal Amount” means the aggregate initial principal amount of the Class B-2 Notes, which is $49,920,000.

“Class B-2 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class B-2 Note Rate, (ii) the Class B-2 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class B-2 Note Rate and (ii) the Class B-2 Principal Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class B-2 Noteholder” means the Person in whose name a Class B-2 Note is registered in the Note Register.

“Class B-2 Note Rate” means 5.70% per annum.

“Class B-2 Notes” means any one of the Series 2010-1 5.70% Rental Car Asset Backed Notes, Class B-2, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-5-1, Exhibit A-5-2 or Exhibit A-5-3 to this Series Supplement.

“Class B-2 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-2 Initial Principal Amount minus (b) the amount of principal payments made to Class B-2 Noteholders on or prior to such date minus (c) the principal amount of any Class B-2 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class B-2 Note was issued on or prior to such date.

“Class B-3 Carryover Controlled Amortization Amount” means, with respect to the Class B-3 Notes for any Related Month during the Seven-Year Notes Controlled Amortization Period, the lesser of (x) the amount, if any, by which the portion of the Monthly Total Principal Allocation allocated to pay the Class A-3 Controlled Distribution Amount and the Class B-3 Controlled Distribution Amount for the previous Related Month was less than the sum of the Class A-3 Controlled Distribution Amount for the previous Related Month and the Class B-3 Controlled Distribution Amount for the previous Related Month and (y) the Class B-3 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Seven-Year Notes Controlled Amortization Period, the Class B-3 Carryover Controlled Amortization Amount will be zero.

“Class B-3 Controlled Amortization Amount” means, for any Related Month, $2,560,000.00.

“Class B-3 Controlled Distribution Amount” means, with respect to any Related Month during the Seven-Year Notes Controlled Amortization Period, an amount equal to the sum of the Class B-3 Controlled Amortization Amount for such Related Month and any Class B-3 Carryover Controlled Amortization Amount for such Related Month.

“Class B-3 Deficiency Amount” has the meaning specified in Section 2.3(g) of this Series Supplement.

“Class B-3 Initial Principal Amount” means the aggregate initial principal amount of the Class B-3 Notes, which is $15,360,000.

“Class B-3 Monthly Interest” means, (a) with respect to the initial Series 2010-1 Interest Period, an amount equal to the product of (i) the Class B-3 Note Rate, (ii) the Class B-3 Initial Principal Amount and (iii) 34/360 and (b) with respect to each Series 2010-1 Interest Period thereafter, an amount equal to the product of (i) one-twelfth of the Class B-3 Note Rate and (ii) the Class B-3 Principal Amount on the first day of such Series 2010-1 Interest Period, after giving effect to any principal payments made on such date.

“Class B-3 Noteholder” means the Person in whose name a Class B-3 Note is registered in the Note Register.

“Class B-3 Note Rate” means 6.44% per annum.

“Class B-3 Notes” means any one of the Series 2010-1 6.44% Rental Car Asset Backed Notes, Class B-3, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-6-1, Exhibit A-6-2 or Exhibit A-6-3 to this Series Supplement.

“Class B-3 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-3 Initial Principal Amount minus (b) the amount of principal payments made to Class B-3 Noteholders on or prior to such date minus (c) the principal amount of any Class B-3 Notes that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Class B-3 Note was issued on or prior to such date.

“Confirmation Condition” means, with respect to a Manufacturer that is the subject of an Event of Bankruptcy that is a proceeding under Chapter 11 of the Bankruptcy Code to reorganize (the “Proceeding”), a condition that is satisfied upon entry and during the effectiveness of an order by the bankruptcy court having jurisdiction over the Proceeding approving (i) (A) assumption under Section 365 of the Bankruptcy Code by the Manufacturer, or trustee in bankruptcy on its behalf, of its Manufacturer Program (and all related Assignment Agreements), (B) at the time of such assumption, payment of all amounts due and payable by the Manufacturer to HVF or any of its Affiliates under its Manufacturer Program, and (C) all actions and payments necessary to cure all existing defaults by the Manufacturer with respect to HVF or any of its Affiliates under the Manufacturer Program to the date of effectiveness of such order, or (ii) (A) execution, delivery and performance by the Manufacturer of (x) a new post-petition Manufacturer Program under which HVF is an eligible fleet purchaser and having substantially the same terms and covering HVF Vehicles with substantially the same characteristics as the Manufacturer Program in effect on the date the Proceeding was commenced and (y) new Assignment Agreements effecting the assignment of the benefits of such new Manufacturer Program from HVF to the Collateral Agent acknowledged by such Manufacturer, (B) payment of all amounts due and payable by such Manufacturer to HVF or any of its Affiliates under the Manufacturer Program in effect on the date the Proceeding was commenced at the time of the execution and delivery of the new post-petition Manufacturer Program, and (C) all actions and payments necessary to cure all existing defaults by the Manufacturer with respect to HVF or any of its Affiliates under the Manufacturer Program in effect on the date the Proceeding was commenced to the date of effectiveness of such order, and in each case described in clause (i) or (ii) above, the actions and payments in subclauses (B) and (C) of each such clause have been taken or made.

“Demand Notice” has the meaning specified in Section 2.5(b)(ii) of this Series Supplement.

“Eligible Program Vehicle Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to a Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers which are Eligible Program Manufacturers with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer which is an Eligible Program Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by an Eligible Program Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer

Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Excluded Redesignated Vehicle” means each HVF Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred that becomes a Redesignated Vehicle prior to the Inclusion Date for such Vehicle, as of and from the date such HVF Vehicle becomes a Redesignated Vehicle to and until the Inclusion Date for such HVF Vehicle.

“Financial Assets” has the meaning specified in Section 2.10(b)(i) of this Series Supplement.

“Five-Year Notes” means collectively, the Class A-2 Notes and the Class B-2 Notes.

“Five-Year Notes Controlled Amortization Period” means the period commencing at the close of business on July 31, 2015 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earlier of (i) the commencement of the Series 2010-1 Rapid Amortization Period and (ii) the date on which the Five-Year Notes are paid in full.

“Five-Year Notes Expected Final Payment Date” means the February 2016 Payment Date.

“Five-Year Notes Legal Final Payment Date” means the February 2017 Payment Date.

“Fleet Equity Amount” has the meaning specified in the Ford Letter of Credit Facility Agreement.

“Fleet Equity Condition” means, as of any date of determination, a condition that is satisfied if the Fleet Equity Amount as of such date equals or exceeds the Required Minimum Fleet Equity Amount as of such date.

“Ford Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Ford as of such date.

“Ford Letter of Credit Facility Agreement” means that certain Letter of Credit Facility Agreement, dated as of December 21, 2005, by and among Hertz, HVF, and Ford, as amended, modified, restated, or supplemented from time to time

“Ford LOC Exposure Amount” has the meaning specified in the Ford Letter of Credit Facility Agreement.

“GM Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to GM as of such date.

“Honda Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Honda as of such date.

“HVF Service Vehicle Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to HVF Service Vehicles as of such date.

“HVF Service Vehicles” means, an HVF Vehicle used by Hertz’s employees, or to the extent permitted under the HVF Lease, employees of Hertz Equipment Rental Corporation.

“Hyundai Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Hyundai as of such date.

“Inclusion Date” means, with respect to any HVF Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred, the date that is 30 days after the earlier of (i) the date such HVF Vehicle became a Redesignated Vehicle and (ii) the date upon which such Event of Bankruptcy with respect to the Manufacturer of such HVF Vehicle first occurred.

“Indenture Carrying Charges” means, as of any day, any fees or other costs, fees and expenses and indemnity amounts, if any, payable by HVF to the Trustee, the Administrator, the Intermediary under the Master Exchange Agreement or the Nominee under the Indenture or the Related Documents plus any other operating expenses of HVF then payable by HVF.

“Ineligible Receivable Manufacturer” means a Manufacturer that is either a Category 2 Manufacturer, a Category 3 Manufacturer, or a Bankrupt Manufacturer.

“Jaguar Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Jaguar as of such date.

“Kia Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Kia as of such date.

“Land Rover Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Land Rover as of such date.

“Lexus Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Lexus as of such date.

“Lease Payment Deficit Notice” has the meaning specified in Section 2.3(c) of this Series Supplement.

“Legal Final Payment Date” means the Three-Year Notes Legal Final Payment Date, the Five-Year Notes Legal Final Payment Date or the Seven-Year Notes Legal Final Payment Date, as the context may require.

“Manufacturer Eligible Program Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and not turned in to and accepted by such Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Manufacturer with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer under this Series Supplement.

“Manufacturer Non-Eligible Program Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the portion of the Manufacturer Non-Eligible Vehicle Amount for such Manufacturer as of such date allocable to or arising from Non-Eligible Program Vehicles.

“Manufacturer Non-Eligible Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Non-Eligible Program Vehicles or Non-Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and not turned in to and accepted by such Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Manufacturer with respect to Vehicles that were Eligible Vehicles and Non-Eligible Program Vehicles when turned in to and accepted by such Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible

Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that are Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer under this Series Supplement.

“Market Value Average” means, as of any day on or after the third Determination Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Non-Program Fleet Market Value as of such preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Net Book Value of the Non-Program Vehicles (excluding any Excluded Redesignated Vehicles) as of such preceding Determination Date and the two Determination Dates precedent thereto.

“Mazda Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Mazda as of such date.

“Mercedes Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Mercedes as of such date.

“Mitsubishi Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Mitsubishi as of such date.

“Monthly Total Principal Allocation” means for any Related Month or Series 2010-1 Rapid Amortization Principal Collection Period, the total of (i) all Series 2010-1 Principal Allocations with respect to such Related Month or Series 2010-1 Rapid Amortization Principal Collection Period, as applicable, plus (ii) any amounts deposited in the Series 2010-1 Collection Account during the Series 2010-1 Controlled Amortization Period after the payment of all required interest payments pursuant to Section 2.3(h)(iv)(B) of this Series Supplement, and minus (iii) any amounts deposited in the Series 2010-1 Accrued Interest Account during the Series 2010-1 Rapid Amortization Period pursuant to Section 2.2(c)(ii) of this Series Supplement.

“New York UCC” has the meaning specified in Section 2.10(a) of this Series Supplement.

“Nissan Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Nissan as of such date.

“Non-Eligible Manufacturer Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all HVF Vehicles that are Eligible Vehicles as of such date that were manufactured by Manufacturers other than Eligible Manufacturers and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers other than Eligible Manufacturers with respect to Vehicles that were Eligible Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer other than an Eligible Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were manufactured by Manufacturers other than Eligible Manufacturers that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were manufactured by Manufacturers other than Eligible Manufacturers that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that were manufactured by Manufacturers other than Eligible Manufacturers and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Non-Eligible Vehicle Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Non-Eligible Program Vehicles and Non-Program Vehicles that are Eligible Vehicles as of such date and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers with respect to Vehicles that were Eligible Vehicles and Non-Eligible Program Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles as of such date under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that are Non-Eligible Program Vehicles or Non-Program Vehicles and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles (excluding any Excluded Redesignated Vehicles) as of any date of determination, the sum of the respective Third-Party Market Values of each such Non-Program Vehicle.

“Non-Program Vehicle Amount” means, as of any date of determination, an amount equal to the portion of the Non-Eligible Vehicle Amount as of such date allocable to or arising from Non-Program Vehicles.

“Non-Program Vehicle Measurement Month Average” means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amounts of Disposition Proceeds paid or payable in respect of all Non-Program Vehicles (other than any Non-Program Vehicles that are returned to a Manufacturer pursuant to a Manufacturer Program in accordance with Section 2.5(b) of the HVF Lease) that are sold to third parties, at auction or otherwise (excluding salvage sales), during such Measurement Month and the two Measurement Months preceding such Measurement Month and the denominator of which is the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales and (b) 100%.

“Non-Program Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Non-Program Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and any HVF Exchange Account, in each case as of such date.

“Outstanding” means with respect to the Series 2010-1 Notes, all Series 2010-1 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2010-1 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2010-1 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2010-1 Distribution Account and are available for payment of such Series 2010-1 Notes, and Series 2010-1 Notes which are considered paid pursuant to Section 8.1 of the Base Indenture, or (c) Series 2010-1 Notes in exchange for or in lieu of other Series 2010-1 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2010-1 Notes are held by a purchaser for value.

“Past Due Rent Payment” has the meaning specified in Section 2.2(d) of this Series Supplement.

“QIB” has the meaning specified in Section 5.1 of this Series Supplement.

“Rating Agencies” means, with respect to the Series 2010-1 Notes, Moody’s and any other nationally recognized rating agency rating the Series 2010-1 Notes at the request of HVF.

“Record Date” means, with respect to any Payment Date, the last day of the Related Month.

“Redesignated Vehicle” means any Program Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred which has been redesignated as a Non-Program Vehicle pursuant to Section 18(b) of the HVF Lease in accordance with Section 2.6 thereof; provided that for the avoidance of doubt, if a Redesignated Vehicle is subsequently redesignated as a Program Vehicle pursuant to Section 2.6 of the HVF Lease, such Vehicle shall no longer constitute a Redesignated Vehicle following such subsequent redesignation.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning specified in Section 5.3 of this Series Supplement.

“Required Controlling Class Series 2010-1 Noteholders” means (i) for so long as any Class A Notes are Outstanding, Class A Noteholders holding more than 50% of the Class A Principal Amount and (ii) if no Class A Notes are Outstanding, Class B Noteholders holding more than 50% of the Class B Principal Amount.

“Required Minimum Fleet Equity Amount” has the meaning specified in the Ford Letter of Credit Facility Agreement.

“Required Noteholders” means, Series 2010-1 Noteholders holding more than 50% of the Series 2010-1 Principal Amount, excluding any Series 2010-1 Notes held by HVF or any Affiliate of HVF (other than an Affiliate Issuer so long as such Affiliate Issuer has assigned all voting, consent, and control rights associated with such Series 2010-1 Notes to Persons that are not Affiliates of HVF); provided that any action pursuant to Section 8.11, Article IX, Section 10.1(h) or Section 10.2(f) of the Base Indenture that requires the consent of, or is permissible at the direction of, the Required Noteholders with respect to the Series 2010-1 Notes pursuant to the Base Indenture shall only be allowed with the consent of, or at the direction of, the Required Controlling Class Series 2010-1 Noteholders.

“Restricted Global Notes” has the meaning specified in Section 5.2 of this Series Supplement.

“Restricted Notes” means the Restricted Global Notes, and all other Series 2010-1 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Notes, other than certificates transferred or exchanged upon certification as provided in Article V of this Series Supplement.

“Restricted Period” means, with respect to any Series 2010-1 Notes, the period commencing on the Series 2010-1 Closing Date and ending on the 40th day after Series 2010-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Senior Credit Facilities” means Hertz’s (a) senior secured asset based revolving loan facility, provided under a credit agreement, dated as of December 21, 2005, among Hertz Equipment Rental Corporation, the Servicer together with certain of Hertz’s Canadian subsidiaries, the several lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, Deutsche Bank AG, Canada Branch, as Canadian agent and Canadian collateral agent, Lehman Commercial Paper Inc., as syndication agent, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent (as it may be amended, amended and restated, supplemented or otherwise modified (including as amended by that certain Amendment to Credit Agreement, dated as of June 30, 2006, that certain Second Amendment to Credit Agreement, dated as of February 15, 2007, that certain Third Amendment to Credit Agreement, dated as of May 23, 2007 and that certain Fourth Amendment to Credit Agreement, dated as of September 30, 2007)), (b) senior secured term loan facility, provided under a credit agreement, dated as of December 21, 2005, among Hertz, the several lenders from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, Lehman Commercial Paper Inc., as syndication agent, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as documentation agent (as it may be amended, amended and restated, supplemented or otherwise modified (including as amended by that certain Amendment to Credit Agreement, dated as of June 30, 2006, that certain Second Amendment to Credit Agreement, dated as of February 9, 2007, that certain Third Amendment to Credit Agreement, dated as of May 23, 2007, and that certain Fourth Amendment to Credit Agreement, dated as of March 31, 2009)), and (c) any successor or replacement credit facility to the senior secured asset based revolving loan facility or senior secured term loan facility described in clauses (a) and (b)).

“Series 2010-1 Accrued Amounts” means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 2010-1 Notes as of such date and (ii) the product of (A) the Indenture Carrying Charges payable on the next succeeding Payment Date times (B) the Series 2010-1 Percentage as of such date of determination.

“Series 2010-1 Accrued Interest Account” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Series 2010-1 Adjusted Enhancement Amount” means, as of any date of determination, the Series 2010-1 Enhancement Amount, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if at the time of such calculation (A) such Series 2010-1 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1 Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit.

“Series 2010-1 Adjusted Liquidity Amount” means, the Series 2010-1 Liquidity Amount, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if at the time of such calculation (A) such Series 2010-1 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1

Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit.

“Series 2010-1 Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Series 2010-1 Principal Amount as of such date over (B) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Excess Collection Account (after giving effect to any withdrawals therefrom on such date pursuant to Section 2.2(f) of this Series Supplement) and (2) the amount of cash and Permitted Investments on deposit in the Series 2010-1 Collection Account and available for reduction of the Series 2010-1 Principal Amount, in each case as of such date.

“Series 2010-1 Asset Amount” means, as of any date of determination, the product of (i) the Series 2010-1 Invested Percentage (with respect to Principal Collections) as of such date and (ii) the Aggregate Asset Amount as of such date.

“Series 2010-1 Available Cash Collateral Account Amount” means, as of any date of determination, with respect to each Series 2010-1 Cash Collateral Account, the amount on deposit in such Series 2010-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Series 2010-1 Reserve Account.

“Series 2010-1 Cash Collateral Account” has the meaning specified in Section 2.8(f) of this Series Supplement.

“Series 2010-1 Cash Collateral Account Collateral” has the meaning specified in Section 2.8(a) of this Series Supplement.

“Series 2010-1 Cash Collateral Account Interest and Earnings” means, with respect to a Series 2010-1 Cash Collateral Account, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in such Series 2010-1 Cash Collateral Account.

“Series 2010-1 Cash Collateral Account Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate Series 2010-1 Available Cash Collateral Account Amount for all Series 2010-1 Cash Collateral Accounts as of such date and the denominator of which is the Series 2010-1 Letter of Credit Liquidity Amount as of such date.

“Series 2010-1 Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the aggregate Series 2010-1 Available Cash Collateral Account Amount for all Series 2010-1 Cash Collateral Accounts on such Payment Date and (b) the lesser of (i) the excess, if any, of the Series 2010-1 Adjusted Enhancement Amount (after giving effect to any withdrawal from the Series 2010-1 Reserve Account on such Payment Date) over the Series 2010-1 Required Enhancement Amount in each case on such Payment Date and (ii) the excess, if any, of the Series 2010-1 Adjusted Liquidity Amount over the Series 2010-1 Required Liquidity Amount in each case on such Payment Date.

“Series 2010-1 Certificate of Credit Demand” means a certificate in the form of Annex A to a Series 2010-1 Letter of Credit.

“Series 2010-1 Certificate of Termination Demand” means a certificate in the form of Annex C to a Series 2010-1 Letter of Credit.

“Series 2010-1 Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to Series 2010-1 Letter of Credit.

“Series 2010-1 Closing Date” means July 22, 2010.

“Series 2010-1 Collateral” means the Collateral, each Series 2010-1 Letter of Credit, the Series 2010-1 Series Account Collateral, the Series 2010-1 Cash Collateral Account Collateral, the Series 2010-1 Demand Note, the Series 2010-1 Distribution Account Collateral, and the Series 2010-1 Reserve Account Collateral.

“Series 2010-1 Collection Account” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Series 2010-1 Controlled Amortization Period” means the Three-Year Notes Controlled Amortization Period, the Five-Year Notes Controlled Amortization Period or the Seven-Year Notes Controlled Amortization Period, as the context requires.

“Series 2010-1 Demand Note” means each demand note made by Hertz, substantially in the form of Exhibit H to this Series Supplement, as amended, modified or restated from time to time in accordance with its terms and the terms of this Series Supplement.

“Series 2010-1 Deposit Date” has the meaning specified in Section 2.2 of this Series Supplement.

“Series 2010-1 Deficiency Amount” means, a Class A Deficiency Amount and/or a Class B Deficiency Amount, as the context may require.

“Series 2010-1 Designated Account” has the meaning specified in Section 2.10(a) of this Series Supplement.

“Series 2010-1 Disbursement” shall mean any Series 2010-1 LOC Credit Disbursement, any Series 2010-1 LOC Termination Disbursement or any Series 2010-1 LOC Unpaid Demand Note Disbursement under the Series 2010-1 Letters of Credit or any combination thereof, as the context may require.

“Series 2010-1 Distribution Account” has the meaning specified in Section 2.9(a) of this Series Supplement.

“Series 2010-1 Distribution Account Collateral” has the meaning specified in Section 2.9(d) of this Series Supplement.

“Series 2010-1 Downgrade Event” has the meaning specified in Section 2.8(c) of this Series Supplement.

“Series 2010-1 Eligible Letter of Credit Provider” means a person having, at the time of the issuance of the related Series 2010-1 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof) of at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “P-1” from Moody’s.

“Series 2010-1 Enhancement Amount” means, as of any date of determination, the sum of (i) the Series 2010-1 Overcollateralization Amount as of such date, (ii) the Series 2010-1 Letter of Credit Amount as of such date and (iii) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Series 2010-1 Enhancement Deficiency” means, on any day, the amount, if any, by which the Series 2010-1 Adjusted Enhancement Amount as of such day is less than the Series 2010-1 Required Enhancement Amount as of such day.

“Series 2010-1 Excess Collection Account” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Series 2010-1 Global Notes” means, collectively, the Class A Global Notes and the Class B Global Notes.

“Series 2010-1 Highest Enhancement Percentage” means, as of any date of determination, the sum of (a) 33.5% and (b) an amount equal to 100% minus the lower of (x) the lowest Non-Program Vehicle Measurement Month Average for any Measurement Month within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2010-1 Closing Date) and (y) the lowest Market Value Average as of any Determination Date within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2010-1 Closing Date).

“Series 2010-1 Highest Enhancement Vehicle Percentage” means, as of any date of determination, the sum of (a) the Non-Program Vehicle Percentage as of such date and (b) the Bankrupt Manufacturer Vehicle Percentage as of such date.

“Series 2010-1 Initial Purchasers” means Deutsche Bank Securities Inc., Credit Agricole Securities (USA) Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC.

 “Series 2010-1 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2010-1 Interest Period shall commence on and include the Series 2010-1 Closing Date and end on and include August 24, 2010.

“Series 2010-1 Intermediate Enhancement Percentage” means, as of any date of determination, 33.5%.

“Series 2010-1 Intermediate Enhancement Vehicle Percentage” means, as of any date of determination, the excess of (i) 100% over (ii) the sum of (x) the Series 2010-1 Lowest Enhancement Vehicle Percentage as of such date and (y) the Series 2010-1 Highest Enhancement Vehicle Percentage as of such date.

“Series 2010-1 Invested Percentage” means, on any date of determination:

(a)                                  when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the Series 2010-1 Required Asset Amount, determined (x) during the Series 2010-1 Revolving Period as of the end of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2010-1 Closing Date, on the Series 2010-1 Closing Date), or (y) during the Series 2010-1 Controlled Amortization Period and the Series 2010-1 Rapid Amortization Period as of the last day of the Series 2010-1 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the immediately preceding Related Month or, until the end of the initial Related Month after the Series 2010-1 Closing Date, as of the Series 2010-1 Closing Date and (II) as of the same date as in clause (I), the Aggregate Required Asset Amount;

(b)                                 when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Series 2010-1 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2010-1 Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b) or (c) of this Series Supplement would have been deposited into the Series 2010-1 Accrued Interest Account if all payments of Monthly Variable Rent required to have been made under the HVF Lease from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 2.2(a), (b) or (c) of this Series Supplement have been received for deposit into the Series 2010-1 Accrued Interest Account from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2010-1 Lease Payment Deficit” means either a Series 2010-1 Lease Interest Payment Deficit or a Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2010-1 Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) the amount deposited in the Series 2010-1 Distribution Account pursuant to Section 2.5(b)(iv) of this Series Supplement on such preceding Payment Date on account of such Series 2010-1 Lease Principal Payment Deficit.

“Series 2010-1 Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2010-1 Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2010-1 Lease Principal Payment Carryover Deficit for such Payment Date.

“Series 2010-1 Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B to this Series Supplement, issued by a Series 2010-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2010-1 Noteholders; provided that any Series 2010-1 Letter of Credit issued after the Series 2010-1 Closing Date that is not in a form substantially similar to a Series 2010-1 Letter of Credit in effect on the Series 2010-1 Closing Date shall be subject to satisfaction of the Series 2010-1 Rating Agency Condition.

“Series 2010-1 Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under all Series 2010-1 Letters of Credit, as specified therein, and (ii) if any Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 2.8 of this Series Supplement, the aggregate Series 2010-1 Available Cash Collateral Account Amount for all such Series 2010-1 Cash Collateral Accounts on such date and (b) the outstanding principal amount of the Series 2010-1 Demand Note on such date.

“Series 2010-1 Letter of Credit Expiration Date” means, with respect to any Series 2010-1 Letter of Credit, the expiration date set forth in such Series 2010-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 2010-1 Letter of Credit, as specified therein, and (b) if any Series 2010-1 Cash Collateral Account has been established and funded pursuant to Section 2.8 of this Series Supplement, the aggregate Series 2010-1 Available Cash Collateral Account Amount for all such Series 2010-1 Cash Collateral Accounts on such date.

“Series 2010-1 Letter of Credit Provider” means the issuer of a Series 2010-1 Letter of Credit.

“Series 2010-1 Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Series 2010-1 Letter of Credit Provider for draws under its Series 2010-1 Letter of Credit, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Series 2010-1 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article III of this Series Supplement continues for thirty (30) days (without double counting the cure period, if any, provided therein); provided however, that if (i) within such thirty (30) day period, such Amortization Event with respect to the Series 2010-1 Notes has been cured and (ii) the Trustee has received from the Required Noteholders with respect to the Series 2010-1 Notes a waiver of the occurrence of such Series 2010-1 Limited Liquidation Event of Default, then such event or condition shall no longer constitute a Series 2010-1 Limited Liquidation Event of Default.

“Series 2010-1 Liquidity Amount” means, as of any date of determination, the sum of (a) the Series 2010-1 Letter of Credit Liquidity Amount on such date and (b) the Series 2010-1 Available Reserve Account Amount on such date (after giving effect to any deposits thereto on such date).

 “Series 2010-1 Liquidity Deficiency” means, as of any date of determination, the amount, if any, by which the Series 2010-1 Adjusted Liquidity Amount is less than the Series 2010-1 Required Liquidity Amount, in each case as of such date.

 “Series 2010-1 LOC Credit Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Credit Demand.

 “Series 2010-1 LOC Termination Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Termination Demand.

“Series 2010-1 LOC Unpaid Demand Note Disbursement” means an amount drawn under a Series 2010-1 Letter of Credit pursuant to a Series 2010-1 Certificate of Unpaid Demand Note Demand.

 “Series 2010-1 Lowest Enhancement Percentage” means, with respect to any date of determination, 25.0%.

 “Series 2010-1 Lowest Enhancement Vehicle Percentage” means, as of any date of determination, the sum of (a) the Category 1 Manufacturer Eligible Program Vehicle Percentage as of such date plus (b) the Category 1 Manufacturer Non-Eligible Program Vehicle Percentage as of such date plus (c) the Capped Category 2 Manufacturer Program Vehicle Percentage as of such date.

“Series 2010-1 Maximum Aggregate BMW/Lexus/Mercedes/Audi Amount” means, as of any day, an amount equal to 12% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Aggregate Kia/Subaru/Hyundai Amount” means, as of any day, an amount equal to 35% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Audi Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum BMW Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Chrysler Amount” means, as of any day, an amount equal to 70% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Ford Amount” means, as of any day, an amount equal to 70% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum GM Amount” means, as of any day, an amount equal to 70% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Honda Amount” means, as of any day, an amount equal to 70% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum HVF Service Vehicle Amount” means, as of any day, an amount equal to 2% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Hyundai Amount” means, as of any day, an amount equal to 13% of the Adjusted Aggregate Asset Amount on such day.

 “Series 2010-1 Maximum Jaguar Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Kia Amount” means, as of any day, an amount equal to 20% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Land Rover Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Lexus Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Manufacturer Non-Eligible Vehicle Amount” means, as of any day, (x) with respect to Toyota, an amount equal to 50% of the Non-

Eligible Vehicle Amount and (y) with respect to any other Manufacturer, an amount equal to 40% of the Non-Eligible Vehicle Amount.

“Series 2010-1 Maximum Mazda Amount” means, as of any day, an amount equal to 20% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Mercedes Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Nissan Amount” means, as of any day, an amount equal to 20% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Non-Eligible Vehicle Amount” means, as of any day, an amount equal to 100% of the Adjusted Aggregate Asset Amount.

“Series 2010-1 Maximum Subaru Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Suzuki Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Toyota Amount” means, as of any day, an amount equal to 70% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Volkswagen Amount” means, as of any day, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Maximum Volvo Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2010-1 Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b) or (c) of this Series Supplement would have been deposited into the Series 2010-1 Collection Account if all payments required to have been made under the HVF Lease from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 2.2(a), (b) or (c) of this Series Supplement have been received for deposit into the Series 2010-1 Collection Account (without giving effect to any amounts deposited into the Series 2010-1 Accrued Interest Account pursuant to the proviso in Section 2.2(c)(ii) of this Series

Supplement) from but excluding the preceding Payment Date to and including such Payment Date.

“Series 2010-1 Note Rate” means the Class A-1 Note Rate, the Class A-2 Note Rate, the Class A-3 Note Rate, the Class B-1 Note Rate, the Class B-2 Note Rate and/or the Class B-3 Note Rate, as the context may require.

“Series 2010-1 Noteholders” means collectively, the Class A Noteholders and the Class B Noteholders.

“Series 2010-1 Notes” means collectively, the Class A Notes and the Class B Notes.

“Series 2010-1 Note Owner” means any Class A Note Owner or any Class B Note Owner.

“Series 2010-1 Notice of Reduction” means a notice in the form of Annex E to a Series 2010-1 Letter of Credit.

“Series 2010-1 Overcollateralization Amount” means, as of any date of determination, (i) on which no Aggregate Asset Amount Deficiency exists, the Series 2010-1 Required Overcollateralization Amount as of such date or (ii) on which an Aggregate Asset Amount Deficiency exists, the excess, if any, of the Series 2010-1 Asset Amount over the Series 2010-1 Adjusted Principal Amount as of such date.

“Series 2010-1 Past Due Rent Payment” has the meaning specified in Section 2.2(d) of this Series Supplement.

“Series 2010-1 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2010-1 Principal Amount as of such date and the denominator of which is the Aggregate Principal Amount as of such date.

“Series 2010-1 Principal Allocation” has the meaning specified in Section 2.2 (a)(ii) of this Series Supplement.

“Series 2010-1 Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount and the Class B Principal Amount, in each case, as of such date.

“Series 2010-1 Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Series 2010-1 Adjusted Principal Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month or, during the Series 2010-1 Rapid Amortization Period, the related Series 2010-1 Rapid Amortization Principal Collection Period) over (b) the Series 2010-1 Asset Amount on such date.

“Series 2010-1 Pro Rata Share” means, with respect to any Series 2010-1 Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2010-1 Letters of Credit, as of such date; provided, that if such Series 2010-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2010-1 Letter of Credit made prior to such date, the available amount under such Series 2010-1 Letter of Credit Provider’s Series 2010-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2010-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee for such amount (provided that the foregoing calculation shall not in any manner reduce a Series 2010-1 Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under its Series 2010-1 Letter of Credit).

“Series 2010-1 Purchase Agreement” means that certain purchase agreement, dated July 16, 2010, among HVF, Hertz and Deutsche Bank Securities Inc. and Credit Agricole Securities (USA) Inc., as representatives of the several Series 2010-1 Initial Purchasers.

“Series 2010-1 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2010-1 Notes and ending upon the earlier to occur of (i) the date on which the Series 2010-1 Notes are paid in full and (ii) the termination of the Indenture.

“Series 2010-1 Rapid Amortization Principal Collection Period” means, with respect to any Payment Date during the Series 2010-1 Rapid Amortization Period, the period from but excluding the Determination Date immediately preceding the prior Payment Date (or, in the case of the first Payment Date during the Series 2010-1 Rapid Amortization Period, the period from and including the date of the commencement of such Series 2010-1 Rapid Amortization Period) to and including the Determination Date immediately preceding such Payment Date; provided that any Monthly Base Rent paid by the Lessee under the HVF Lease on a Payment Date during the Series 2010-1 Rapid Amortization Period shall be deemed to have been received during the Series 2010-1 Rapid Amortization Principal Collection Period with respect to such Payment Date.

“Series 2010-1 Rating Agency Condition” means, with respect to the Series 2010-1 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency then rating the Series 2010-1 Notes shall have notified HVF and the Trustee in writing that such action will not result in a reduction or withdrawal of its then-current ratings of the Series 2010-1 Notes.

 “Series 2010-1 Required Asset Amount” means, as of any date of determination, the sum of (i) the Series 2010-1 Adjusted Principal Amount as of such date and (ii) the Series 2010-1 Required Overcollateralization Amount as of such date.

“Series 2010-1 Required Asset Amount Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2010-1 Required Asset Amount and the denominator of which is the Aggregate Required Asset Amount, in each case as of such date.

“Series 2010-1 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of (x) the Series 2010-1 Required Enhancement Percentage as of such date and (y) the Series 2010-1 Adjusted Principal Amount as of such date and (ii) the Series 2010-1 Required Incremental Enhancement Amount as of such date; provided, however, that, as of any date of determination after the occurrence of a Series 2010-1 Limited Liquidation Event of Default, the Series 2010-1 Required Enhancement Amount shall equal the lesser of (x) the Series 2010-1 Adjusted Principal Amount as of such date and (y) the sum of (l) the product of the Series 2010-1 Required Enhancement Percentage as of such date of determination and the Series 2010-1 Adjusted Principal Amount as of the date of the occurrence of such Series 2010-1 Limited Liquidation Event of Default and (2) the Series 2010-1 Required Incremental Enhancement Amount as of such date of determination.

“Series 2010-1 Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2010-1 Lowest Enhancement Percentage as of such date and (B) the Series 2010-1 Lowest Enhancement Vehicle Percentage as of such date and (ii) the product of (A) the Series 2010-1 Intermediate Enhancement Percentage as of such date and (B) the Series 2010-1 Intermediate Enhancement Vehicle Percentage as of such date and (iii) the product of (A) the Series 2010-1 Highest Enhancement Percentage as of such date and (B) the Series 2010-1 Highest Enhancement Vehicle Percentage as of such date.

“Series 2010-1 Required Incremental Enhancement Amount” means

(i)                                     as of the Series 2010-1 Closing Date, $0; and

(ii)                                  as of any date thereafter on which the Series 2010-1 Adjusted Principal Amount is greater than zero, the product of (A) the Series 2010-1 Required Asset Amount Percentage as of the immediately preceding Business Day and (B) the sum of (1) the excess, if any, of the Non-Eligible Vehicle Amount (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, Nissan, GM, Kia, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2010-1 Maximum Non-Eligible Vehicle Amount as of such immediately preceding

Business Day, (2) the excess, if any, of the Hyundai Amount over the Series 2010-1 Maximum Hyundai Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Jaguar Amount over the Series 2010-1 Maximum Jaguar Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Kia Amount over the Series 2010-1 Maximum Kia Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Land Rover Amount over the Series 2010-1 Maximum Land Rover Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Mazda Amount over the Series 2010-1 Maximum Mazda Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Mitsubishi Amount over the Series 2010-1 Maximum Mitsubishi Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Subaru Amount over the Series 2010-1 Maximum Subaru Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Suzuki Amount over the Series 2010-1 Maximum Suzuki Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Volvo Amount over the Series 2010-1 Maximum Volvo Amount as of such immediately preceding Business Day, (11) the excess, if any, of the Non-Eligible Manufacturer Amount over the Series 2010-1 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day, (12) the excess, if any, of the Manufacturer Non-Eligible Vehicle Amount with respect to any Manufacturer (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, Nissan, GM, Kia, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2010-1 Maximum Manufacturer Non-Eligible Vehicle Amount for such Manufacturer as of such immediately preceding Business Day, (13) the excess, if any, of the Audi Amount over the Series 2010-1 Maximum Audi Amount as of such immediately preceding Business Day, (14) the excess, if any, of the BMW Amount over the Series 2010-1 Maximum BMW Amount as of such immediately preceding Business Day, (15) the excess, if any, of the Ford Amount over the Series 2010-1 Maximum Ford Amount as of such immediately preceding Business Day, (16) the excess, if any, of the Honda Amount over the Series 2010-1 Maximum Honda Amount as of such immediately preceding Business Day (17) the excess, if any, of the Lexus Amount over the Series 2010-1 Maximum Lexus Amount as of such immediately preceding Business Day, (18) the excess, if any, of the GM Amount over the Series 2010-1 Maximum GM Amount as of such immediately preceding Business Day, (19) the excess, if any, of the Mercedes Amount over the Series 2010-1 Maximum Mercedes Amount as of such immediately preceding Business Day, (20) the excess, if any, of the Chrysler Amount over the Series 2010-1 Maximum Chrysler Amount as of such immediately preceding Business Day (21) the excess, if any, of the Nissan Amount over the Series 2010-1 Maximum Nissan Amount as of such immediately preceding Business Day, (22) the excess, if any, of the Toyota Amount over the Series 2010-1 Maximum Toyota Amount as of such immediately preceding Business Day, (23) the excess, if any, of the Volkswagen Amount over the Series 2010-1 Maximum Volkswagen Amount as of such immediately preceding

Business Day, (24) the excess, if any, of the Aggregate BMW/Lexus/Mercedes/Audi Amount over the Series 2010-1 Maximum Aggregate BMW/Lexus/Mercedes/Audi Amount as of such immediately preceding Business Day, (25) the excess, if any, of the Aggregate Kia/Subaru/Hyundai Amount over the Series 2010-1 Maximum Aggregate Kia/Subaru/Hyundai Amount as of such immediately preceding Business Day, and (26) the excess, if any, of the HVF Service Vehicle Amount over the Series 2010-1 Maximum HVF Service Vehicle Amount as of such immediately preceding Business Day.  The Manufacturer Non-Eligible Vehicle Amounts with respect to Ford, Volvo and Mazda shall be calculated on an aggregate basis so that they will be considered as one Manufacturer for the purpose of the calculation of the Series 2010-1 Maximum Manufacturer Non-Eligible Vehicle Amount for so long as each of Volvo and Mazda is an affiliate of Ford.

“Series 2010-1 Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of (i) 2.75% and (ii) the Series 2010-1 Adjusted Principal Amount as of such date.

“Series 2010-1 Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of (a) the Series 2010-1 Required Enhancement Amount as of such date over (b) the sum of (i) the Series 2010-1 Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), and (ii) the Series 2010-1 Letter of Credit Amount as of such date.

“Series 2010-1 Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of (a) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Letter of Credit Liquidity Amount, in each case as of such date, excluding from the calculation thereof the amount available to be drawn under any Series 2010-1 Letter of Credit if at the time of such calculation (A) such Series 2010-1 Letter of Credit will not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit, (C) such Series 2010-1 Letter of Credit Provider shall have repudiated such Series 2010-1 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Series 2010-1 Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2010-1 Letter of Credit Provider of such Series 2010-1 Letter of Credit and (b) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount (excluding therefrom the Series 2010-1 Available Reserve Account Amount), in each case, as of such date.

“Series 2010-1 Reserve Account” has the meaning specified in Section 2.7(a) of this Series Supplement.

“Series 2010-1 Reserve Account Collateral” has the meaning specified in Section 2.7(d) of this Series Supplement.

“Series 2010-1 Reserve Account Surplus” means, with respect to any date of determination, the excess, if any, of the Series 2010-1 Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Series 2010-1 Required Reserve Account Amount, in each case as of such date.

“Series 2010-1 Revolving Period” means the period from and including the Series 2010-1 Closing Date to the earlier of (i) the commencement of the Series 2010-1 Rapid Amortization Period and (ii) the commencement of the Seven-Year Notes Controlled Amortization Period; provided that during each of the Three-Year Notes Controlled Amortization Period and the Five-Year Notes Controlled Amortization Period, the Series 2010-1 Revolving Period shall be suspended.

“Series 2010-1 Series Account Collateral” has the meaning specified in Section 2.1(d) of this Series Supplement.

“Series 2010-1 Series Accounts” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Series 2010-1 Total Monthly Interest” means, for any Payment Date, the sum of (a) the Class A Total Monthly Interest and (b) the Class B Total Monthly Interest, in each case for such Payment Date.

“Series Supplement” has the meaning set forth in the preamble.

“Servicer Event of Default” means the occurrence of an event that results in amounts outstanding under the Servicer’s Senior Credit Facilities becoming immediately due and payable and that has not been waived by the lenders under such facilities.

“Seven-Year Notes” means collectively, the Class A-3 Notes and the Class B-3 Notes.

“Seven-Year Notes Controlled Amortization Period” means the period commencing at the close of business on July 31, 2017 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earlier of (i) the commencement of the Series 2010-1 Rapid Amortization Period and (ii) the date on which the Seven-Year Notes are paid in full.

“Seven-Year Notes Expected Final Payment Date” means the February 2018 Payment Date.

“Seven-Year Notes Legal Final Payment Date” means the February 2019 Payment Date.

“Subaru Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Subaru as of such date.

“Suzuki Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Suzuki as of such date.

“Third-Party Market Value” means, with respect to any HVF Vehicle as of any date of determination, the market value of such HVF Vehicle as specified in the Related Month’s published NADA Guide for the model class and model year of such HVF Vehicle based on the average equipment and the average mileage of each HVF Vehicle of such model class and model year; provided, that if the NADA Guide was not published in the Related Month or the NADA Guide is being published but such HVF Vehicle is not included therein, the Third-Party Market Value of such HVF Vehicle shall be based on the market value specified in the Finance Guide for the model class and model year of such HVF Vehicle based on the average equipment and the average mileage of each HVF Vehicle of such model class and model year; provided, further, that if the Finance Guide is being published but such HVF Vehicle is not included therein, the Third-Party Market Value of such HVF Vehicle shall mean the Net Book Value of such HVF Vehicle; provided, further, that if the Finance Guide was not published in the Related Month, the Third-Party Market Value of such HVF Vehicle shall be based on an independent third-party data source selected by the Servicer, subject to satisfaction of the Series 2010-1 Rating Agency Condition, at the request of HVF based on the average equipment and average mileage of each HVF Vehicle of such model class and model year; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the Third-Party Market Value of such HVF Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Servicer, based on the Net Book Value of such HVF Vehicle and any other factors deemed relevant by the Servicer.

“Three-Year Notes” means collectively, the Class A-1 Notes and the Class B-1 Notes.

“Three-Year Notes Controlled Amortization Period” means the period commencing at the close of business on July 31, 2013 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earlier of (i) the commencement of the Series 2010-1 Rapid Amortization Period and (ii) the date on which the Three-Year Notes are paid in full.

“Three-Year Notes Expected Final Payment Date” means the February 2014 Payment Date.

“Three-Year Notes Legal Final Payment Date” means the February 2015 Payment Date.

“Toyota Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Toyota as of such date.

“Unrestricted Global Notes” has the meaning specified in Section 5.4(d) of this Series Supplement.

“Volkswagen Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Volkswagen as of such date.

“Volvo Amount” means, as of any date of determination, an amount equal to the sum of the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case, with respect to Volvo as of such date.

ARTICLE II

SERIES 2010-1 ALLOCATIONS

With respect to the Series 2010-1 Notes only, the following shall apply:

Section 2.1.            Series 2010-1 Series Accounts.

(a)           Establishment of Series 2010-1 Series Accounts.  HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders three accounts: the Series 2010-1 Collection Account (such account, the “Series 2010-1 Collection Account”), the Series 2010-1 Accrued Interest Account (such account, the “Series 2010-1 Accrued Interest Account”) and the Series 2010-1 Excess Collection Account (such account, the “Series 2010-1 Excess Collection Account” and, together with the Series 2010-1 Collection Account and the Series 2010-1 Accrued Interest Account, the “Series 2010-1 Series Accounts”).  Each Series 2010-1 Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  Each Series 2010-1 Series Account shall be an Eligible Deposit Account.  If a Series 2010-1 Series Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that such Series 2010-1 Series Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Series Account that is an Eligible Deposit Account.  If a new Series 2010-1 Series Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Series Account into the new Series 2010-1 Series Account.  Initially, each of the Series 2010-1 Series Accounts will be established with BNY.

(b)           Administration of the Series 2010-1 Series Accounts.  HVF may instruct (by standing instructions or otherwise) the institution maintaining each of the Series 2010-1 Series Accounts to invest funds on deposit in such Series 2010-1 Series

Account from time to time in Permitted Investments; provided, however, that (x) any such investment in the Series 2010-1 Excess Collection Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Excess Collection Account) and (y) any such investment in the Series 2010-1 Collection Account or the Series 2010-1 Accrued Interest Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Collection Account or Series 2010-1 Accrued Interest Account), unless any such Permitted Investment is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Series Accounts shall remain uninvested.

(c)           Earnings from Series 2010-1 Series Accounts.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Series Accounts shall be deemed to be on deposit therein and available for distribution.

(d)           Series 2010-1 Series Accounts Constitute Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2010-1 Series Accounts, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Series Accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Series Accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Series Accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Series Account Collateral”).

Section 2.2.            Allocations with Respect to the Series 2010-1 Notes.  The net proceeds from the initial sale of the Series 2010-1 Notes shall be deposited into the Series 2010-1 Excess Collection Account on the Series 2010-1 Closing Date and shall be applied pursuant to Section 2.2(f) of this Series Supplement.   On each

Business Day on which Collections are deposited into the Collection Account (each such date, a “Series 2010-1 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to apply from all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

(a)           Allocations of Collections During the Series 2010-1 Revolving Period.  During the Series 2010-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 1:00 p.m. (New York City time) on each Series 2010-1 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i)            allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and.  All such amounts deposited into the Series 2010-1 Collection Account shall thereafter be deposited into the Series 2010-1 Accrued Interest Account; and

(ii)           allocate to and deposit in the Series 2010-1 Excess Collection Account an amount equal to the Series 2010-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the “Series 2010-1 Principal Allocation”).

(b)           Allocations of Collections During any Series 2010-1 Controlled Amortization Period.  During any Series 2010-1 Controlled Amortization Period with respect to any Class of Series 2010-1 Notes, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 1:00 p.m. (New York City time) on each Series 2010-1 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i)            allocate to and deposit in the Series 2010-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be thereafter allocated to and deposited in the Series 2010-1 Accrued Interest Account; and

(ii)           (A) with respect to the Three-Year Notes Controlled Amortization Period, allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Principal Allocation for such day, which amount shall be used to make principal payments pursuant to Section 2.5 of this Series Supplement; provided, however, that if the Monthly Total Principal Allocation for the current Related Month (together with the amount deposited in the Series 2010-1 Collection Account pursuant to Section 2.2(e) and Section 2.2(f) of this Series Supplement) exceeds the sum of the Class A-1 Controlled Distribution Amount and the Class B-1 Controlled Distribution Amount, in each case, with respect to such Related Month, then the amount of such excess shall be deposited into the Series 2010-1 Excess Collection Account;

(B) with respect to the Five-Year Notes Controlled Amortization Period, allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Principal Allocation for such day, which amount shall be used to make principal payments pursuant to Section 2.5 of this Series Supplement; provided, however, that if the Monthly Total Principal Allocation for the current Related Month (together with the amount deposited in the Series 2010-1 Collection Account pursuant to Section 2.2(e) and Section 2.2(f) of this Series Supplement) exceeds the sum of the Class A-2 Controlled Distribution Amount and the Class B-2 Controlled Distribution Amount, in each case, with respect to such Related Month, then the amount of such excess shall be deposited into the Series 2010-1 Excess Collection Account; and

(C) with respect to the Seven-Year Notes Controlled Amortization Period, allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Principal Allocation for such day, which amount shall be used to make principal payments pursuant to Section 2.5 of this Series Supplement; provided, however, that if the Monthly Total Principal Allocation for the current Related Month (together with the amount deposited in the Series 2010-1 Collection Account pursuant to Section 2.2(e) and Section 2.2(f) of this Series Supplement) exceeds the sum of the Class A-3 Controlled Distribution Amount and the Class B-3 Controlled Distribution Amount, in each case, with respect to such Related Month, then the amount of such excess shall be deposited into the Series 2010-1 Excess Collection Account.

(c)           Allocations of Collections During the Series 2010-1 Rapid Amortization Period.  During the Series 2010-1 Rapid Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 1:00 p.m. (New York City time) on any Series 2010-1 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i)            allocate to and deposit in the Series 2010-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be thereafter allocated to and deposited in the Series 2010-1 Accrued Interest Account; and

(ii)           allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Principal Allocation for such day, which amount shall be used to make principal payments pursuant to Section 2.5 of this Series Supplement; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes and other amounts available pursuant to Section 2.3 of this Series Supplement to pay the Series 2010-1 Total Monthly Interest on the next succeeding Payment Date will be less than the Series 2010-1 Total Monthly Interest for such Payment Date and (B) the Series 2010-1 Enhancement Amount is greater than zero, then the Administrator shall direct the

Trustee in writing to withdraw from the Series 2010-1 Collection Account a portion of the Principal Collections allocated to the Series 2010-1 Notes during the related Series 2010-1 Rapid Amortization Principal Collection Period equal to the lesser of such insufficiency and the Series 2010-1 Enhancement Amount and deposit such amount into the Series 2010-1 Accrued Interest Account to be treated as Interest Collections on such Payment Date.

(d)           Past Due Rental Payments.  Notwithstanding the foregoing, if, after the occurrence of a Series 2010-1 Lease Payment Deficit, the Lessee shall make a payment of Rent or other amount payable by the Lessee under the HVF Lease on or prior to the fifth Business Day after the occurrence of such Series 2010-1 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to and deposit in the Series 2010-1 Collection Account an amount equal to the Series 2010-1 Invested Percentage as of the date of the occurrence of such Series 2010-1 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2010-1 Past Due Rent Payment”).  The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2010-1 Collection Account and apply the Series 2010-1 Past Due Rent Payment in the following order:

(i)            if the occurrence of the related Series 2010-1 Lease Payment Deficit resulted in one or more Series 2010-1 LOC Credit Disbursements being made under the Series 2010-1 Letters of Credit, pay to each Series 2010-1 Letter of Credit Provider who honored such a Series 2010-1 LOC Credit Disbursement for application in accordance with the provisions of the applicable Series 2010-1 Letter of Credit Reimbursement Agreement, an amount equal to the lesser of (x) the unreimbursed amount of such Series 2010-1 Letter of Credit Provider’s Series 2010-1 LOC Credit Disbursement and (y) such Series 2010-1 Letter of Credit Provider’s pro rata share of the amount of the Series 2010-1 Past Due Rent Payment, calculated on the basis of the unreimbursed amount of each such Series 2010-1 Letter of Credit Provider’s Series 2010-1 LOC Credit Disbursement;

(ii)           if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from any Series 2010-1 Cash Collateral Account, deposit in each such Series 2010-1 Cash Collateral Account an amount equal to the pro rata portion of the lesser of (x) the amount of the Series 2010-1 Past Due Rent Payment remaining after any payments pursuant to clause (i) above and (y) the amount withdrawn from all such Series 2010-1 Cash Collateral Accounts on account of such Series 2010-1 Lease Payment Deficit, calculated on the basis of the amounts so withdrawn from such Series 2010-1 Cash Collateral Accounts;

(iii)          if the occurrence of such Series 2010-1 Lease Payment Deficit resulted in a withdrawal being made from the Series 2010-1 Reserve Account pursuant to Section 2.3(d)(ii) of this Series Supplement, deposit in the

Series 2010-1 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2010-1 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the excess, if any, of the Series 2010-1 Required Reserve Account Amount over the Series 2010-1 Available Reserve Account Amount, in each case on such day;

(iv)          deposit into the Series 2010-1 Accrued Interest Account the amount, if any, by which the Series 2010-1 Lease Interest Payment Deficit, if any, relating to such Series 2010-1 Lease Payment Deficit exceeds the amount of the Series 2010-1 Past Due Rent Payment applied pursuant to clauses (i) through (iii) above; and

(v)           deposit in the Series 2010-1 Collection Account and treat as Principal Collections the remaining amount of the Series 2010-1 Past Due Rent Payment.

(e)           Amounts Allocated from Other Series.  Amounts allocated to other Series of Notes that have been reallocated by HVF to the Series 2010-1 Notes (i) during the Series 2010-1 Revolving Period shall be deposited into the Series 2010-1 Excess Collection Account and applied in accordance with Section 2.2(f) of this Series Supplement and (ii) during the Series 2010-1 Controlled Amortization Period or the Series 2010-1 Rapid Amortization Period shall be deposited into the Series 2010-1 Collection Account and allocated in accordance with Section 2.2(b) or 2.2(c), as the case may be, of this Series Supplement to make principal payments in respect of the Series 2010-1 Notes.

(f)            Series 2010-1 Excess Collection Account.  Amounts deposited into the Series 2010-1 Excess Collection Account on any Series 2010-1 Deposit Date shall be applied in the following order of priority (i) first, withdrawn and deposited in the Series 2010-1 Reserve Account in an amount up to the excess, if any, of the Series 2010-1 Required Reserve Account Amount for such date over the Series 2010-1 Available Reserve Account Amount for such date, (ii) second, used to pay the principal amount of other Series of Notes that are then required to be paid or, at the option of HVF, to pay the principal amount of other Series of Notes that may be paid under the Indenture, (iii) third, used to pay Ford all unpaid Ford Reimbursement Obligations, and (iv) fourth, any remaining funds may be released to HVF, provided that (x) the application of such funds pursuant to clauses (ii) through (iv) above may only be made if no Series 2010-1 Enhancement Deficiency or other Amortization Event with respect to the Series 2010-1 Notes would result therefrom or exist immediately thereafter and (y) at any time the Ford LOC Exposure Amount is greater than zero, the application of such funds pursuant to clause (iv) above may only be made if the Fleet Equity Condition would be satisfied after giving effect to such release.  Notwithstanding the foregoing, on the first day of each Series 2010-1 Controlled Amortization Period and on the first Business Day of each Related Month during each Series 2010-1 Controlled Amortization Period thereafter, or, if earlier, on the first day of the Series 2010-1 Rapid Amortization Period, all funds on deposit in the Series 2010-1 Excess Collection

Account will be withdrawn from the Series 2010-1 Excess Collection Account and deposited into the Series 2010-1 Collection Account and applied in accordance with Section 2.2(b)(ii) or 2.2(c)(ii), as the case may be, of this Series Supplement.

Section 2.3.            Application of Interest Collections.

(a)           [Reserved]

(b)           Note Interest with respect to the Series 2010-1 Notes.  On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement as to the amount to be withdrawn from the Series 2010-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2010-1 Notes processed from but not including the preceding Payment Date through and including the succeeding Payment Date in respect of (i) the Class A Monthly Interest for the Series 2010-1 Interest Period ending on the day preceding such succeeding Payment Date, (ii) the unpaid Class A Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amounts), (iii) the Class B Monthly Interest for the Series 2010-1 Interest Period ending on the day preceding such succeeding Payment Date, and (iv) the unpaid Class B Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amounts).  On or before 10:00 a.m. (New York City time) on the following Payment Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 2.3(b) from the Series 2010-1 Accrued Interest Account and deposit such amounts into the Series 2010-1 Distribution Account.

(c)           Lease Payment Deficit Notice.  On or before 10:00 a.m. (New York City time) on each Payment Date, the Administrator shall notify the Trustee of the amount of any Series 2010-1 Lease Payment Deficit, such notification to be in the form of Exhibit C to this Series Supplement (each a “Lease Payment Deficit Notice”).

(d)           Withdrawals from the Series 2010-1 Reserve Account.  If the Administrator determines on any Payment Date that the amounts available from the Series 2010-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (i) through (iv) of Section 2.3(b) of this Series Supplement on such Payment Date, then the Administrator shall instruct the Trustee in writing to withdraw from the Series 2010-1 Reserve Account and deposit in the Series 2010-1 Distribution Account on such Payment Date an amount equal to the lesser of (A) the Series 2010-1 Available Reserve Account Amount and (B) such insufficiency. The Trustee shall withdraw such amount from the Series 2010-1 Reserve Account and deposit such amount in the Series 2010-1 Distribution Account.

(e)           Draws on Series 2010-1 Letters of Credit.  If the Administrator determines on any Payment Date that there exists a Series 2010-1 Lease Interest Payment Deficit, then the Administrator shall instruct the Trustee in writing to draw on the Series 2010-1 Letters of Credit, if any, and, upon receipt of such notice by the

Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount, as set forth in such notice, equal to the least of (x) such Series 2010-1 Lease Interest Payment Deficit, (y) the excess, if any, of the sum of the amounts described in clauses (i) through (iv) of Section 2.3(b) of this Series Supplement for such Payment Date over the amounts available from the Series 2010-1 Accrued Interest Account plus the amount to be withdrawn from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement, if any, on such Payment Date and (z) the Series 2010-1 Letter of Credit Liquidity Amount on such Payment Date on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Credit Demand and shall cause the Series 2010-1 LOC Credit Disbursements to be deposited in the Series 2010-1 Distribution Account on such Payment Date; provided, however, that if any Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from each such Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account, an amount equal to the pro rata portion of the lesser of (A) the Series 2010-1 Cash Collateral Account Percentage on such Payment Date of the least of the amounts described in clauses (x), (y) and (z) above and (B) the aggregate Series 2010-1 Available Cash Collateral Account Amount for all such Series 2010-1 Cash Collateral Accounts on such Payment Date, calculated on the basis of the Series 2010-1 Available Cash Collateral Account Amount for each such Series 2010-1 Cash Collateral Account as of such Payment Date, and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(f)            [Reserved]

(g)           Series 2010-1 Deficiency Amounts.  If the amounts described in Sections 2.3(b), (d), and (e) of this Series Supplement are insufficient to pay (i) the Class A Total Monthly Interest for any Payment Date, then payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency or (ii) the Class B Total Monthly Interest for any Payment Date after payment of Class A Total Monthly Interest for such Payment Date, then payments of interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency.  The aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A-1 Notes shall be referred to as the “Class A-1 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A-2 Notes shall be referred to as the “Class A-2 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A-3 Notes shall be referred to as the “Class A-3 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-1 Notes shall be referred to as the “Class B-1 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-2 Notes shall be referred to as the “Class B-2 Deficiency Amount”, and the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-3 Notes shall be referred to as the “Class B-3 Deficiency

Amount”.  Interest shall accrue on the Series 2010-1 Deficiency Amount for each Class of Series 2010-1 Notes at the Series 2010-1 Note Rate for such Class of Series 2010-1 Notes.

(h)           Balance.  On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to pay on such Payment Date the balance (after making the payments required in Section 2.4 of this Series Supplement), if any, of the amounts available from the Series 2010-1 Accrued Interest Account as follows:

(i)            first, to pay the Administrator, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of the Monthly Administration Fee for such Series 2010-1 Interest Period;

(ii)           second, to pay the Trustee, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of the Trustee’s fees for such Series 2010-1 Interest Period;

(iii)          third, on a pro rata basis, to pay any Indenture Carrying Charges (other than Indenture Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Series 2010-1 Percentage as of the beginning of the Series 2010-1 Interest Period ending on the day preceding such Payment Date of such Indenture Carrying Charges (other than Indenture Carrying Charges provided for above) for such Series 2010-1 Interest Period; and

(iv)          fourth, the balance, if any, shall be withdrawn from the Series 2010-1 Accrued Interest Account by the Trustee and (A) during the Series 2010-1 Revolving Period, deposited into the Series 2010-1 Excess Collection Account or (B) during the Series 2010-1 Controlled Amortization Period or the Series 2010-1 Rapid Amortization Period, deposited into the Series 2010-1 Collection Account and treated as Principal Collections.

(i)            Trustee Fees.  If, on any Payment Date after the occurrence and during the continuance of a Liquidation Event of Default or a Series 2010-1 Limited Liquidation Event of Default, (x) the funds available to pay the Trustee fees pursuant to Section 2.3(h)(ii) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date or (y) the funds available to pay the portion of the Indenture Carrying Charges payable to the Trustee pursuant to Section 2.3(h)(iii) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date, then the Administrator shall instruct the Trustee in writing to, and the Trustee shall, withdraw from the Series 2010-1 Reserve Account and pay to itself on such Payment Date an amount equal to the least of (A) the Series 2010-1 Available Reserve Account Amount

on such Payment Date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such Payment Date), (B) the excess, if any, of (i) 0.70% of the Series 2010-1 Required Asset Amount as of the date of the occurrence of such Liquidation Event of Default or Series 2010-1 Limited Liquidation Event of Default over (ii) the aggregate of the amounts previously withdrawn from the Series 2010-1 Reserve Account under this Section 2.3(i) in respect of fees and other amounts due and owing to the Trustee and (C) such insufficiency.

Section 2.4.            Payment of Note Interest.

On each Payment Date, the Trustee, in accordance with Section 6.1 of the Base Indenture, shall pay to the Series 2010-1 Noteholders from the Series 2010-1 Distribution Account the amount deposited in the Series 2010-1 Distribution Account pursuant to Section 2.3 of this Series Supplement the following amounts in the following order of priority.

(i)                                     first, to the Class A Noteholders, pro rata, the Class A Total Monthly Interest for such Payment Date; and

(ii)                                  second, to the Class B Noteholders, pro rata, the Class B Total Monthly Interest for such Payment Date.

Section 2.5.            Payment of Note Principal.

(a)           Monthly Payments During Series 2010-1 Controlled Amortization Period or Series 2010-1 Rapid Amortization Period.  Commencing with (i) the second Determination Date during the Three-Year Notes Controlled Amortization Period, and on each Determination Date thereafter during the Three-Year Notes Controlled Amortization Period, (ii) the second Determination Date during the Five-Year Notes Controlled Amortization Period, and on each Determination Date thereafter during the Five-Year Notes Controlled Amortization Period, and (iii) the earlier of the second Determination Date during the Seven-Year Notes Controlled Amortization Period and the first Determination Date during the Series 2010-1 Rapid Amortization Period, and on each Determination Date thereafter, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement as to (v) the amount allocated to each Class of the Series 2010-1 Notes pursuant to Section 2.2(b)(ii) of this Series Supplement during the Related Month or Section 2.2(c)(ii) of this Series Supplement during the applicable Series 2010-1 Rapid Amortization Principal Collection Period, as the case may be, prior to such date and not previously deposited into the Series 2010-1 Distribution Account for payment to the Series 2010-1 Noteholders of the applicable Class of Series 2010-1 Notes, (w) any amounts to be withdrawn from the Series 2010-1 Reserve Account and deposited into the Series 2010-1 Distribution Account, (x) any amounts to be drawn on the Series 2010-1 Letters of Credit (and/or withdrawn from any Series 2010-1 Cash Collateral Account) and (y) the amount of any demand to be made under the Series 2010-1 Demand Note.  The Trustee shall withdraw such amounts allocated pursuant to Section 2.2(b)(ii) and Section

2.2(c)(ii) of this Series Supplement to pay principal of the Series 2010-1 Notes and deposit such amounts into the Series 2010-1 Distribution Account to be paid to the Series 2010-1 Noteholders of the applicable Class of Series 2010-1 Notes pursuant to Section 2.5(d) of this Series Supplement.

(b)           Series 2010-1 Principal Deficit Amount.  If the Series 2010-1 Principal Deficit Amount is greater than zero on any date, then the Administrator shall promptly provide written notice thereof to the Trustee.  On each Payment Date (other than the Three-Year Notes Legal Final Payment Date, the Five-Year Notes Legal Final Payment Date or the Seven-Year Notes Legal Final Payment Date) on which the Series 2010-1 Principal Deficit Amount is greater than zero and, with respect to Section 2.5(b)(iv) of this Series Supplement, on any Payment Date during the Series 2010-1 Rapid Amortization Period on which a Series 2010-1 Lease Principal Payment Deficit exists, amounts shall be transferred to the Series 2010-1 Distribution Account as follows:

(i)            Series 2010-1 Reserve Account Withdrawal.  If, on any Determination Date (other than the Determination Date related to the Three-Year Notes Legal Final Payment Date, the Five-Year Notes Legal Final Payment Date or the Seven-Year Notes Legal Final Payment Date) the Administrator determines that the Series 2010-1 Principal Deficit Amount with respect to the next succeeding Payment Date will be greater than zero, then the Administrator shall instruct the Trustee in writing prior to 12:00 noon (New York City time) on the second Business Day prior to such Payment Date, to withdraw, and the Trustee shall withdraw, from the Series 2010-1 Reserve Account an amount equal to the lesser of (x) such Series 2010-1 Principal Deficit Amount and (y) the Series 2010-1 Available Reserve Account Amount on such Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account anticipated to be made on such Payment Date pursuant to Section 2.3(d) of this Series Supplement), and deposit such withdrawal in the Series 2010-1 Distribution Account on such Payment Date.

(ii)           Demand Note Draw.  If the Administrator determines on any Determination Date (other than the Determination Date related to the Three-Year Notes Legal Final Payment Date, the Five-Year Notes Legal Final Payment Date or the Seven-Year Notes Legal Final Payment Date) that the Series 2010-1 Principal Deficit Amount with respect to the next succeeding Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account on such Payment Date pursuant to Section 2.5(b)(i) of this Series Supplement and the application thereof pursuant to Section 2.5(d) of this Series Supplement on such Payment Date) will be greater than zero, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a demand notice substantially in the form of Exhibit I to this Series Supplement (each a “Demand Notice”) on Hertz for payment under the Series 2010-1 Demand Note in an amount equal to the lesser of (x) the excess of

(A) such Series 2010-1 Principal Deficit Amount over (B) the aggregate amount to be deposited in the Series 2010-1 Distribution Account in accordance with Section 2.5(b)(i) of this Series Supplement and (y) the Series 2010-1 Letter of Credit Amount on such Business Day (after giving effect to any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Accounts anticipated to be made on such Payment Date pursuant to Section 2.3(e) of this Series Supplement).

The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, deliver such Demand Notice to Hertz; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of 60 consecutive days) with respect to Hertz shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to Hertz.  The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Note to be deposited into the Series 2010-1 Distribution Account, and such proceeds shall be treated as Principal Collections.

(iii)          Series 2010-1 Letter of Credit Draw.  If (1) the Trustee shall have delivered a Demand Notice as provided in Section 2.5(b)(ii) of this Series Supplement and Hertz shall have failed to pay to the Trustee or deposit into the Series 2010-1 Distribution Account the amount specified in such Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice or (2) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Hertz, the Trustee shall not have delivered such Demand Notice to Hertz, then the Trustee shall draw on the Series 2010-1 Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day in an amount equal to the amount that Hertz failed to pay under the Series 2010-1 Demand Note or the amount that the Trustee failed to demand for payment thereunder, as the case may be, pursuant to Section 2.5(b)(ii) of this Series Supplement by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Unpaid Demand Note Demand; provided, however that if any Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from each such Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the pro rata portion of the lesser of (x) the Series 2010-1 Cash Collateral Account Percentage on such Business Day of the amount that Hertz failed to pay under the Series 2010-1 Demand Note or the amount that the Trustee failed to demand for payment thereunder and (y) the aggregate Series 2010-1 Available Cash Collateral Account Amount (after giving effect to any withdrawals from any Series 2010-1 Cash Collateral Account anticipated to be made on the related Payment Date pursuant to Section 2.3(e) of this Series Supplement) for all Series 2010-1 Cash Collateral Accounts on such Business Day, calculated on the basis of such Series 2010-1

Available Cash Collateral Account Amount for each such Series 2010-1 Cash Collateral Account as of such Business Day, and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, each Series 2010-1 LOC Unpaid Demand Note Disbursement and the proceeds of any such withdrawal from each Series 2010-1 Cash Collateral Account into the Series 2010-1 Distribution Account and such amounts shall be treated as Principal Collections.

(iv)          Series 2010-1 Lease Principal Payment Deficit.  If the Administrator determines on any Payment Date during the Series 2010-1 Rapid Amortization Period that the Series 2010-1 Principal Deficit Amount on such Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.5(b)(i) of this Series Supplement, any draws on the Series 2010-1 Demand Note pursuant to Section 2.5(b)(ii) of this Series Supplement, and any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Accounts pursuant to Section 2.5(b)(iii) of this Series Supplement, in each case for such Payment Date and the application thereof pursuant to Section 2.5(d) of this Series Supplement on such Payment Date) will be greater than zero, and there exists a Series 2010-1 Lease Principal Payment Deficit on such Payment Date, then the Administrator shall instruct the Trustee in writing prior to 10:30 a.m. (New York City time) on such Payment Date to draw on the Series 2010-1 Letters of Credit, if any, in an amount equal to the least of (1) such Series 2010-1 Lease Principal Payment Deficit, (2) the Series 2010-1 Letter of Credit Liquidity Amount as of such Payment Date (after giving effect to any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Account with respect to such Payment Date pursuant to Section 2.3(e) and Section 2.5(b)(iii) of this Series Supplement), and (3) such remaining Series 2010-1 Principal Deficit Amount.  Upon receipt of a notice by the Trustee from the Administrator in respect of a Series 2010-1 Lease Principal Payment Deficit on or prior to 10:30 a.m. (New York City time) on a Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount as set forth in such notice equal to the applicable amount set forth above on the Series 2010-1 Letters of Credit by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Credit Demand and shall cause the Series 2010-1 LOC Credit Disbursements to be deposited in the Series 2010-1 Distribution Account on such Payment Date; provided, however, that if any Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from each such Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the pro rata portion of the lesser of (x) the Series 2010-1 Cash Collateral Account Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the aggregate Series 2010-1 Available Cash Collateral Account Amount (after giving effect to any withdrawals from any Series 2010-1 Cash Collateral Account with respect to such Payment Date pursuant to Section

2.3(e) and Section 2.5(b)(iii) of this Series Supplement) for all such Series 2010-1 Cash Collateral Accounts on such Payment Date, calculated on the basis of such Series 2010-1 Available Cash Collateral Account Amount for each such Series 2010-1 Cash Collateral Account as of such Payment Date, and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.

(v)           Notwithstanding the foregoing, in the event that the Lessee files a petition for relief under Chapter 11 of the Bankruptcy Code and during the Series 2010-1 Rapid Amortization Period fails to make payments under the HVF Lease in amounts sufficient to pay the interest due on the Series 2010-1 Notes, amounts on deposit in the Series 2010-1 Reserve Account may only be withdrawn and the Series 2010-1 Letters of Credit will only be available to be drawn upon (and amounts on deposit in the Series 2010-1 Cash Collateral Accounts may only be withdrawn) to pay principal of the Series 2010-1 Notes on any Payment Date, and the Trustee shall only withdraw or draw in an amount equal to the lesser of (i) the amount determined pursuant to Section 2.5(b)(i), Section 2.5(b)(iii) or Section 2.5(b)(iv) of this Series Supplement, as applicable, and (ii) the excess, if any, of (x) the Series 2010-1 Liquidity Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement and any draws under the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Account pursuant to Section 2.3(e) of this Series Supplement and, solely in the case of a draw under Section 2.5(b)(iv) of this Series Supplement, Section 2.5(b)(iii) of this Series Supplement, in each case on such Payment Date) as of such Payment Date over (y) the Series 2010-1 Required Liquidity Amount as of such Payment Date (after giving effect to all anticipated reductions in the aggregate Principal Amount of the Series 2010-1 Notes on such Payment Date).

(c)           Legal Final Payment Dates.  The Class A-1 Principal Amount and the Class B-1 Principal Amount shall be due and payable on the Three-Year Notes Legal Final Payment Date, the Class A-2 Principal Amount and the Class B-2 Principal Amount shall be due and payable on the Five-Year Notes Legal Final Payment Date and the Class A-3 Principal Amount and the Class B-3 Principal Amount shall be due and payable on the Seven-Year Notes Legal Final Payment Date.  In connection therewith:

(i)            Series 2010-1 Reserve Account Withdrawal.  (A) If on the Three-Year Notes Legal Final Payment Date the amount to be deposited in the Series 2010-1 Distribution Account for the related Series 2010-1 Rapid Amortization Principal Collection Period described in clause (v) of the first sentence of Section 2.5(a) of this Series Supplement together with any amounts to be deposited in the Series 2010-1 Distribution Account in accordance with Section 2.5(b)(iv) of this Series Supplement on such Three-Year Notes Legal Final Payment Date will be less than the aggregate Principal Amount of the Three-Year Notes on the Three-Year Notes Legal Final Payment Date, then, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Three-Year Notes Legal Final Payment Date, the Administrator shall instruct the

Trustee to withdraw from the Series 2010-1 Reserve Account, an amount equal to the least of (i) the Series 2010-1 Available Reserve Account Amount on the Three-Year Notes Legal Final Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement anticipated to be made on such Three-Year Notes Legal Final Payment Date), (ii) the amount by which the Series 2010-1 Liquidity Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement and any draws under the Series 2010-1 Letters of Credit and/or withdrawals from each Series 2010-1 Cash Collateral Account pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement, in each case anticipated to be made on such Three-Year Notes Legal Final Payment Date) will exceed the Series 2010-1 Required Liquidity Amount (after giving effect to all anticipated reductions in the aggregate Principal Amount of the Series 2010-1 Notes on such Three-Year Notes Legal Final Payment Date), in each case on such Three-Year Notes Legal Final Payment Date and (iii) such remaining Principal Amount of the Three-Year Notes, and deposit such withdrawn amounts in the Series 2010-1 Distribution Account on or prior to the Three-Year Notes Legal Final Payment Date.  The Trustee shall withdraw such amount from the Series 2010-1 Reserve Account and deposit such amount in the Series 2010-1 Distribution Account on or prior to the Three-Year Notes Legal Final Payment Date.

(B) If on the Five-Year Notes Legal Final Payment Date the amount to be deposited in the Series 2010-1 Distribution Account for the related Series 2010-1 Rapid Amortization Principal Collection Period described in clause (v) of the first sentence of Section 2.5(a) of this Series Supplement together with any amounts to be deposited in the Series 2010-1 Distribution Account in accordance with Section 2.5(b)(iv) of this Series Supplement on the Five-Year Notes Legal Final Payment Date will be less than the aggregate Principal Amount of the Five-Year Notes on the Five-Year Notes Legal Final Payment Date, then, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Five-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee to withdraw from the Series 2010-1 Reserve Account, an amount equal to the least of (i) the Series 2010-1 Available Reserve Account Amount on the Five-Year Notes Legal Final Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement anticipated to be made on such Five-Year Notes Legal Final Payment Date), (ii) the amount by which the Series 2010-1 Liquidity Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement and any draws under the Series 2010-1 Letters of Credit and/or withdrawals from each Series 2010-1 Cash Collateral Account pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement, in each case anticipated to be made on such Five-Year Notes Legal Final Payment Date) will exceed the Series 2010-1 Required Liquidity Amount (after giving effect to all anticipated reductions in the aggregate Principal Amount of the Series 2010-1 Notes on such Five-Year Notes Legal Final Payment Date), in each case on such Five-Year Notes Legal Final Payment Date and (iii) such remaining Principal Amount of the Five-Year Notes, and deposit such withdrawn amounts in the Series 2010-1 Distribution Account on or prior to the Five-Year Notes Legal Final Payment Date.  The Trustee shall withdraw such amount from the Series 2010-1 Reserve Account and deposit such amount in the Series 2010-1 Distribution Account on or prior to the Five-Year Notes Legal Final Payment Date.

(C) If on the Seven-Year Notes Legal Final Payment Date, the amount to be deposited in the Series 2010-1 Distribution Account for the related Series 2010-1 Rapid Amortization Principal Collection Period described in clause (v) of the first sentence of Section 2.5(a) of this Series Supplement together with any amounts to be deposited in the Series 2010-1 Distribution Account in accordance with Section 2.5(b)(iv) of this Series Supplement on such Seven-Year Notes Legal Final Payment Date will be less than the aggregate Principal Amount of the Series 2010-1 Notes on the Seven-Year Notes Legal Final Payment Date, then, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Seven-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee to withdraw from the Series 2010-1 Reserve Account, an amount equal to the lesser of (i) the Series 2010-1 Available Reserve Account Amount on the Seven-Year Notes Legal Final Payment Date (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement anticipated to be made on such Seven-Year Notes Legal Final Payment Date) and (ii) such remaining Principal Amount of the Series 2010-1 Notes, and deposit such withdrawn amounts in the Series 2010-1 Distribution Account on or prior to the Seven-Year Notes Legal Final Payment Date.  The Trustee shall withdraw such amounts from the Series 2010-1 Reserve Account and deposit such amounts in the Series 2010-1 Distribution Account on or prior to the Seven-Year Notes Legal Final Payment Date.

(ii)           Demand Note Draw.  If the amount to be deposited in the Series 2010-1 Distribution Account described in clause (v) of the first sentence of Section 2.5(a) of this Series Supplement together with any amounts to be deposited therein in accordance with Section 2.5(b)(iv) and Section 2.5(c)(i) of this Series Supplement on any Legal Final Payment Date is less than (x) the aggregate Principal Amount of the Three-Year Notes on the Three-Year Notes Legal Final Payment Date, (y) the aggregate Principal Amount of the Five-Year Notes on the Five-Year Notes Legal Final Payment Date or (z) the aggregate Principal Amount of the Series 2010-1 Notes on the Seven-Year Notes Legal Final Payment Date, as applicable, then, prior to 10:30 a.m. (New York City time) on the second Business Day prior to (I) the Three-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a Demand Notice to Hertz for payment under the Series 2010-1 Demand Note in an amount equal to the least of

(i) such remaining Principal Amount of the Three-Year Notes, (ii) the amount by which the Series 2010-1 Liquidity Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement and any draws under the Series 2010-1 Letters of Credit and/or withdrawals from each Series 2010-1 Cash Collateral Account pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement, in each case anticipated to be made on such Three-Year Notes Legal Final Payment Date) will exceed the Series 2010-1 Required Liquidity Amount (after giving effect to all anticipated reductions in the aggregate Principal Amount of the Series 2010-1 Notes on such Three-Year Notes Legal Final Payment Date), in each case on such Three-Year Notes Legal Final Payment Date, and (iii) the Series 2010-1 Letter of Credit Amount as of such Business Day (after giving effect to any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Account anticipated to be made on the Three-Year Notes Legal Final Payment Date pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement), (II) the Five-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a Demand Notice to Hertz for payment under the Series 2010-1 Demand Note in an amount equal to the least of (i) such remaining Principal Amount of the Five-Year Notes, (ii) the amount by which the Series 2010-1 Liquidity Amount (after giving effect to any withdrawals from the Series 2010-1 Reserve Account pursuant to Section 2.3(d) of this Series Supplement and any draws under the Series 2010-1 Letters of Credit and/or withdrawals from each Series 2010-1 Cash Collateral Account pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement, in each case anticipated to be made on such Five-Year Notes Legal Final Payment Date) will exceed the Series 2010-1 Required Liquidity Amount (after giving effect to all anticipated reductions in the aggregate Principal Amount of the Series 2010-1 Notes on such Five-Year Notes Legal Final Payment Date), in each case on such Five-Year Notes Legal Final Payment Date, and (iii) the Series 2010-1 Letter of Credit Amount as of such Business Day (after giving effect to any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Account anticipated to be made on the Five-Year Notes Legal Final Payment Date pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement), and (III) the Seven-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a Demand Notice to Hertz for payment under the Series 2010-1 Demand Note in an amount equal to the lesser of (i) such remaining Principal Amount of the Series 2010-1 Notes and (ii) the Series 2010-1 Letter of Credit Amount as of such Business Day (after giving effect to any draws on the Series 2010-1 Letters of Credit and/or withdrawals from any Series 2010-1 Cash Collateral Account anticipated to be made on the Seven-Year Notes Legal Final Payment Date pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement).  The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding the applicable Legal Final Payment

Date, deliver such Demand Notice to Hertz; provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Hertz shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to Hertz.  The Trustee shall cause the proceeds of any demand on the Series 2010-1 Demand Note to be deposited into the Series 2010-1 Distribution Account on or prior to the applicable Legal Final Payment Date, and such proceeds shall be treated as Principal Collections for all purposes hereunder.

(iii)          Letter of Credit Draw.  If (1) the Trustee shall have delivered a Demand Notice as provided in Section 2.5(c)(ii) of this Series Supplement and Hertz shall have failed to pay to the Trustee or deposit into the Series 2010-1 Distribution Account the amount specified in such Demand Notice referred to in Section 2.5(c)(ii) of this Series Supplement in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice or (2) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Hertz, the Trustee shall not have delivered such Demand Notice to Hertz, the Trustee shall draw on the Series 2010-1 Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day, an amount equal to the amount that Hertz failed to pay under the Series 2010-1 Demand Note (or the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 2010-1 Letter of Credit Provider a draft accompanied by a Series 2010-1 Certificate of Unpaid Demand Note Demand; provided, however, that if any Series 2010-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from each such Series 2010-1 Cash Collateral Account and deposit in the Series 2010-1 Distribution Account an amount equal to the pro rata portion of the lesser of (x) the Series 2010-1 Cash Collateral Account Percentage of such Business Day of the amount that Hertz failed to pay under the Series 2010-1 Demand Note (or the amount that Hertz failed to demand for payment thereunder), and (y) the aggregate Series 2010-1 Available Cash Collateral Account Amount (after giving effect to any withdrawals from any Series 2010-1 Cash Collateral Account on the applicable related Legal Final Payment Date pursuant to Section 2.3(e) and Section 2.5(b)(iv) of this Series Supplement) for all such Series 2010-1 Cash Collateral Accounts on such Business Day, calculated on the basis of such Series 2010-1 Available Cash Collateral Account Amount for each such Series 2010-1 Cash Collateral Account and draw an amount equal to the remainder of such amount on the Series 2010-1 Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Series 2010-1 Letters of Credit and the proceeds of any such withdrawal from each Series 2010-1 Cash Collateral Account into the Series 2010-1 Distribution Account on or prior to the applicable Legal Final Payment Date and such proceeds shall be treated as Principal Collections.

(d)           Distribution.  On each Payment Date occurring on or after the date a withdrawal is made from the Series 2010-1 Collection Account pursuant to Section 2.5(a) of this Series Supplement or amounts are deposited into the Series 2010-1 Distribution Account pursuant to Section 2.5(b) or Section 2.5(c) of this Series Supplement, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay (i) first, the amount deposited in the Series 2010-1 Distribution Account for the payment of principal of the Series 2010-1 Notes (x) pro rata to the applicable Class A Noteholders to the extent necessary to pay the applicable Class A Controlled Distribution Amount on any Payment Date during any Series 2010-1 Controlled Amortization Period or (y) pro rata to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount on any Payment Date during the Series 2010-1 Rapid Amortization Period and (ii) second, the excess, if any, of the amount deposited in the Series 2010-1 Distribution Account for the payment of principal of the Series 2010-1 Notes over the amount applied to make the payments required pursuant to clause (i) above, (x) pro rata to the applicable Class B Noteholders to the extent necessary to pay the applicable Class B Controlled Distribution Amount on any Payment Date during any Series 2010-1 Controlled Amortization Period or (y) pro rata to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount on any Payment Date during the Series 2010-1 Rapid Amortization Period.

Section 2.6.            The Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment.

If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any Series 2010-1 Series Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or such Series 2010-1 Series Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.  If the Administrator fails to give instructions to draw on any Series 2010-1 Letters of Credit required to be given by the Administrator, at the time specified in this Series Supplement, the Trustee shall draw on such Series 2010-1 Letters of Credit without such instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Series 2010-1 Letter of Credit.

Section 2.7.            Series 2010-1 Reserve Account.

(a)           Establishment of Series 2010-1 Reserve Account.  HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1

Noteholders, an account (the “Series 2010-1 Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  The Series 2010-1 Reserve Account shall be an Eligible Deposit Account.  If the Series 2010-1 Reserve Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Reserve Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Reserve Account that is an Eligible Deposit Account.  If a new Series 2010-1 Reserve Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Reserve Account into the new Series 2010-1 Reserve Account.  Initially, the Series 2010-1 Reserve Account will be established with the Trustee.

(b)           Administration of the Series 2010-1 Reserve Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining the Series 2010-1 Reserve Account to invest funds on deposit in the Series 2010-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Reserve Account), unless any Permitted Investment held in the Series 2010-1 Reserve Account is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Reserve Account shall remain uninvested.

(c)           Earnings from Series 2010-1 Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)           Series 2010-1 Reserve Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2010-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Reserve Account Collateral”).

(e)           Series 2010-1 Reserve Account Surplus.  In the event that the Series 2010-1 Reserve Account Surplus on any Payment Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Series 2010-1 Reserve Account an amount equal to the Series 2010-1 Reserve Account Surplus and (i) pay to Ford the lesser of (x) such Series 2010-1 Reserve Account Surplus and (y) all unpaid Ford Reimbursement Obligations and (ii) only for so long as the Ford LOC Exposure Amount is greater than zero, solely to the extent that after giving effect to any such payment, the Fleet Equity Condition would be satisfied pay to HVF any portion of such Series 2010-1 Reserve Account Surplus remaining after any required deposit and/or payment pursuant to clause (i) above.

(f)            Termination of Series 2010-1 Reserve Account.  On or after the date on which the Series 2010-1 Notes are paid in full and Ford has been paid all unpaid Ford Reimbursement Obligations, the Trustee, acting in accordance with the written instructions of the Administrator, only for so long as the Ford LOC Exposure Amount is greater than zero, solely to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, the Trustee, in accordance with the written instructions of the Administrator shall withdraw from the Series 2010-1 Reserve Account all remaining amounts on deposit therein for payment to HVF.

Section 2.8.            Series 2010-1 Letters of Credit and Series 2010-1 Cash Collateral Accounts.

(a)           Series 2010-1 Cash Collateral Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) each Series 2010-1 Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in each Series 2010-1 Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Cash Collateral Accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in each Series 2010-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for each Series 2010-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Cash Collateral Account Collateral”).

(b)           Series 2010-1 Letter of Credit Expiration Date.  If prior to the date which is sixteen (16) Business Days prior to the then-scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding the amount available to be drawn under such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider, and is in full force and effect on such date, (i) the Series 2010-1 Adjusted Enhancement Amount would be equal to or greater than the Series 2010-1 Required Enhancement Amount and (ii) the Series 2010-1 Adjusted Liquidity Amount would be equal to or greater than the Series 2010-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of such determination.  If prior to the date which is sixteen (16) Business Days prior to the then-scheduled Series 2010-1 Letter of Credit Expiration Date with respect to any Series 2010-1 Letter of Credit, excluding such Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider, and is in full force and effect on such date, (i) the Series 2010-1 Adjusted Enhancement Amount would be less than the Series 2010-1 Required Enhancement Amount or (ii) the Series 2010-1 Adjusted Liquidity Amount would be less than the Series 2010-1 Required Liquidity Amount, then the Administrator shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Series 2010-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding such Series 2010-1 Letter of Credit but taking into account any substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider, and is in full force and effect on such date and (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding such Series 2010-1 Letter of Credit but taking into account each substitute Series 2010-1 Letter of Credit which has been obtained from a Series 2010-1 Eligible Letter of Credit Provider, and is in full force and effect on such date, and (y) the amount available to be drawn on such expiring Series 2010-1 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Series 2010-1 Letter of Credit by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursements to be deposited in the applicable Series 2010-1 Cash Collateral Account.  If the Trustee does not receive the notice from the Administrator described above on or prior to the date that is fifteen (15) Business Days prior to each

Series 2010-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 2010-1 Letter of Credit by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursements to be deposited in the applicable Series 2010-1 Cash Collateral Account.

(c)           Series 2010-1 Letter of Credit Providers.  The Administrator shall notify the Trustee in writing within one Business Day of becoming aware that the short-term debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “P-1” as determined by Moody’s or the long-term debt credit rating of any Series 2010-1 Letter of Credit Provider has fallen below “A1” as determined by Moody’s (with respect to any Series 2010-1 Letter of Credit Provider, a “Series 2010-1 Downgrade Event”).  On the thirtieth (30th) day after the occurrence of a Series 2010-1 Downgrade Event with respect to any Series 2010-1 Letter of Credit Provider, the Administrator shall notify the Trustee in writing on such date of (i) the greater of (A) the excess, if any, of the Series 2010-1 Required Enhancement Amount over the Series 2010-1 Adjusted Enhancement Amount, excluding the available amount under the Series 2010-1 Letter of Credit issued by such Series 2010-1 Letter of Credit Provider, on such date and (B) the excess, if any, of the Series 2010-1 Required Liquidity Amount over the Series 2010-1 Adjusted Liquidity Amount, excluding the available amount under such Series 2010-1 Letter of Credit, on such date and (ii) the amount available to be drawn on such Series 2010-1 Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 2010-1 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Series 2010-1 Certificate of Termination Demand and shall cause the Series 2010-1 LOC Termination Disbursement to be deposited in the applicable Series 2010-1 Cash Collateral Account.

(d)           Reductions in Stated Amounts of the Series 2010-1 Letters of Credit.  If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D of this Series Supplement, requesting a reduction in the stated amount of any Series 2010-1 Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Series 2010-1 Letter of Credit Provider who issued such Series 2010-1 Letter of Credit a Series 2010-1 Notice of Reduction requesting a reduction in the stated amount of such Series 2010-1 Letter of Credit in the amount requested in such notice effective on the date set forth in such notice provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Series 2010-1 Letter of Credit, (i) the Series 2010-1 Adjusted Enhancement Amount will equal or exceed the Series 2010-1 Required Enhancement Amount and (ii) the Series 2010-1 Adjusted Liquidity Amount will equal or exceed the Series 2010-1 Required Liquidity Amount.

(e)           Draws on the Series 2010-1 Letters of Credit.  If there is more than one Series 2010-1 Letter of Credit on the date of any draw on the Series 2010-1 Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Section 2.8(b) or Section 2.8(c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Series 2010-1 Letter of Credit in an amount equal to the Series 2010-1 Pro Rata Share of the Series 2010-1 Letter of Credit Provider issuing such Series 2010-1 Letter of Credit of the amount of such draw on the Series 2010-1 Letters of Credit.

(f)            Establishment of Series 2010-1 Cash Collateral Accounts.  On or prior to the date of any drawing under a Series 2010-1 Letter of Credit pursuant to Section 2.8(b) or Section 2.8(c) of this Series Supplement, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders, an account (each such account, a “Series 2010-1 Cash Collateral Account”) for the deposit of any such draws, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  Each Series 2010-1 Cash Collateral Account shall be an Eligible Deposit Account.  If any such Series 2010-1 Cash Collateral Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that such Series 2010-1 Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Cash Collateral Account that is an Eligible Deposit Account.  If a new Series 2010-1 Cash Collateral Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Cash Collateral Account into the new Series 2010-1 Cash Collateral Account.

(g)           Administration of the Series 2010-1 Cash Collateral Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining each Series 2010-1 Cash Collateral Account to invest funds on deposit in each Series 2010-1 Cash Collateral Account from time to time in Permitted Investments.  Any investment of funds on deposit in a Series 2010-1 Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in a Series 2010-1 Cash Collateral Account), unless any Permitted Investment held in such Series 2010-1 Cash Collateral Account is held with the Trustee, in which case such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in a Series 2010-1 Cash Collateral Account shall remain uninvested.

(h)           Earnings from Series 2010-1 Cash Collateral Account.  All Series 2010-1 Cash Collateral Account Interest and Earnings with respect to a Series 2010-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

(i)            Series 2010-1 Cash Collateral Account Surplus.  In the event that the Series 2010-1 Cash Collateral Account Surplus on any Payment Date is greater than zero, the Administrator may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator, shall, subject to the limitations set forth in this Section 2.8(i), withdraw on a pro rata basis the amount specified by the Administrator, calculated on the basis of the Series 2010-1 Available Cash Collateral Account Amount for each such Series 2010-1 Cash Collateral Account, from each Series 2010-1 Cash Collateral Account specified by the Administrator and apply such amount in accordance with the terms of this Section 2.8(i).  The aggregate amount of any such withdrawals from the Series 2010-1 Cash Collateral Accounts shall be limited to the Series 2010-1 Cash Collateral Account Surplus on such Payment Date.  Any amounts withdrawn from any Series 2010-1 Cash Collateral Account shall be paid:  first, to Ford, the lesser of the amount withdrawn from the Series 2010-1 Cash Collateral Account and the amount of such unpaid Ford Reimbursement Obligations, (ii) second, for so long as the Ford LOC Exposure Amount is greater than zero, to the extent that after giving effect to any such withdrawal the Fleet Equity Condition would be satisfied, to the Series 2010-1 Letter of Credit Providers, to the extent that there are unreimbursed Series 2010-1 Disbursements due and owing to such Series 2010-1 Letter of Credit Providers in respect of the Series 2010-1 Letters of Credit, for application in accordance with the provisions of the respective Series 2010-1 Letter of Credit Reimbursement Agreement, and (iii) third, for so long as the Ford LOC Exposure Amount is greater than zero, to the extent that after giving effect to any such withdrawal the Fleet Equity Condition would be satisfied, to HVF any remaining amounts.

(j)            Termination of Series 2010-1 Cash Collateral Accounts.  Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts due and owing to the Series 2010-1 Noteholders and payable from each Series 2010-1 Cash Collateral Account as provided herein, shall withdraw from each such Series 2010-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 2.8(i) above) and shall pay such amounts, first, pro rata to the Series 2010-1 Letter of Credit Providers, to the extent that there are unreimbursed Series 2010-1 Disbursements due and owing to such Series 2010-1 Letter of Credit Providers, for application in accordance with the provisions of the respective Series 2010-1 Letters of Credit, and second, only for so long as the Ford LOC Exposure Amount is greater than zero solely to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to HVF any remaining amounts.

Section 2.9.            Series 2010-1 Distribution Account.

(a)           Establishment of Series 2010-1 Distribution Account.  The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2010-1 Noteholders an account (the “Series 2010-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2010-1 Noteholders.  The Series 2010-1 Distribution Account

shall be an Eligible Deposit Account.  If the Series 2010-1 Distribution Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Series 2010-1 Distribution Account is no longer an Eligible Deposit Account, establish a new Series 2010-1 Distribution Account that is an Eligible Deposit Account.  If a new Series 2010-1 Distribution Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2010-1 Distribution Account into the new Series 2010-1 Distribution Account.  Initially, the Series 2010-1 Distribution Account will be established with the Trustee.

(b)           Administration of the Series 2010-1 Distribution Account.  The Administrator may instruct the institution maintaining the Series 2010-1 Distribution Account in writing to invest funds on deposit in the Series 2010-1 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2010-1 Distribution Account), unless any Permitted Investment held in the Series 2010-1 Distribution Account is held with the Trustee, then such investment may mature on such Payment Date and such funds shall be available for withdrawal on or prior to such Payment Date.  All such Permitted Investments will be credited to the Series 2010-1 Distribution Account.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2010-1 Distribution Account shall remain uninvested.

(c)           Earnings from Series 2010-1 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2010-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)           Series 2010-1 Distribution Account Constitutes Additional Collateral for Series 2010-1 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2010-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2010-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2010-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2010-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2010-1 Distribution Account Collateral”).

Section 2.10.          Trustee as Securities Intermediary.

(a)           The Trustee or other Person holding the Series 2010-1 Collection Account, the Series 2010-1 Excess Collection Account, the Series 2010-1 Accrued Interest Account, the Series 2010-1 Reserve Account, the Series 2010-1 Cash Collateral Accounts, or the Series 2010-1 Distribution Account (each a “Series 2010-1 Designated Account”) shall be the “Securities Intermediary” (as defined in Section 8-102 of the UCC in effect in the State of New York (the “New York UCC”) and a “bank” (as defined in Section 9-102 of the New York UCC), in such capacities, the “Securities Intermediary”).  If the Securities Intermediary in respect of any Series 2010-1 Designated Account is not the Trustee, HVF shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 2.10.

(b)           The Securities Intermediary agrees that:

(i)            The Series 2010-1 Designated Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the New York UCC in will be credited;

(ii)           All securities or other property underlying any Financial Assets credited to any Series 2010-1 Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2010-1 Designated Account be registered in the name of HVF, payable to the order of HVF or specially endorsed to HVF;

(iii)          All property delivered to the Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2010-1 Designated Account;

(iv)          Each item of property (whether investment property, security, instrument or cash) credited to a Series 2010-1 Designated Account shall be treated as a Financial Asset;

(v)           If at any time the Securities Intermediary shall receive any order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2010-1 Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by HVF or the Administrator;

(vi)          The Series 2010-1 Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of the UCC, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2010-1 Designated Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii)         The Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2010-1 Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with HVF purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.10(b)(v) of this Series Supplement; and

(viii)        Except for the claims and interest of the Trustee and HVF in the Series 2010-1 Designated Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2010-1 Designated Accounts or in any Financial Asset credited thereto.  If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2010-1 Designated Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and HVF thereof.

(c)           The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2010-1 Designated Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2010-1 Designated Accounts.

Section 2.11.          [Reserved]

Section 2.12.          Series 2010-1 Demand Note Constitutes Additional Collateral for Series 2010-1 Notes.

(a)           In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2010-1 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2010-1 Noteholders, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2010-1 Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Series 2010-1 Demand Note; and (iii) all proceeds of any and all of the foregoing, including cash. On the Series 2010-1 Closing Date, HVF shall deliver to the Trustee, for the benefit of the Series 2010-1 Noteholders, the Series 2010-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 2010-1 Noteholders, shall be the only Person authorized to make a demand for payment on the Series 2010-1 Demand Note.

(b)           Other than pursuant to a payment made upon a demand thereon by the Trustee, HVF shall not reduce the amount of the Series 2010-1 Demand Note or forgive amounts payable thereunder on any date so that the outstanding principal amount of the Series 2010-1 Demand Note after such reduction or forgiveness is less than the greater of (x) 0.50% of the then-current aggregate Principal Amount of the Series 2010-1 Notes as of such date and (y) the Series 2010-1 Letter of Credit Liquidity Amount as of such date.  Other than in connection with a reduction or forgiveness in accordance with the first sentence of this Section 2.12(b), or an increase in the stated amount of the Series 2010-1 Demand Note, HVF shall not agree, to any amendment of the Series 2010-1 Demand Note without first satisfying the Series 2010-1 Rating Agency Condition.

Section 2.13.          Subordination of Class B Notes.  Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes.  No payments on account of interest with respect to the Class B Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts) has been paid in full. Further, no payments on account of principal with respect to the Class B Notes shall be made on any Payment Date until all payments of principal then due and payable with respect to the Class A Notes on such Payment Date have been paid in full, provided, however, that (x) during the Three-Year Notes Controlled Amortization Period, payment of principal of the Class B-1 Notes can be made on any Payment Date after the applicable Class A-1 Controlled Distribution Amount on such Payment Date has been paid and before any payment on principal of the Class A-2 Notes and the Class A-3 Notes has been made and (y) during the Five-Year Notes Controlled Amortization Period, payment of principal of the Class B-2 Notes can be made on any Payment Date after the applicable Class A-2 Controlled Distribution Amount on such Payment Date has been paid and before any payment on principal of the Class A-3 Notes has been made.

ARTICLE III

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 2010-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(j) of the Base Indenture with respect to the Series 2010-1 Notes:

(a)           HVF defaults in the payment of any interest on, or other amount payable in respect of, the Series 2010-1 Notes (other than the payments described in clauses (b) and (e) below) when the same becomes due and payable and such default continues for a period of five (5) Business Days;

(b)           HVF defaults in the payment of any principal of any Class of the Series 2010-1 Notes when the same becomes due and payable on the applicable Legal Final Payment Date;

(c)           a Series 2010-1 Enhancement Deficiency shall exist and continue to exist for at least three (3) Business Days;

(d)           a Series 2010-1 Liquidity Deficiency shall exist and continue to exist for at least three (3) Business Days;

(e)           (i) all principal of and interest on the Three-Year Notes is not paid in full on or before the Three-Year Notes Expected Final Payment Date, (ii) all principal of and interest on the Five-Year Notes is not paid in full on or before the Five-Year Notes Expected Final Payment Date or (iii) all principal of and interest on the Seven-Year Notes is not paid in full on or before the Seven-Year Notes Expected Final Payment Date;

(f)            the Series 2010-1 Asset Amount shall be less than the Series 2010-1 Required Asset Amount for at least three (3) Business Days;

(g)           the Series 2010-1 Reserve Account, the Series 2010-1 Cash Collateral Account, the Series 2010-1 Excess Collection Account, or any HVF Exchange Account shall be subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three (3) Business Days and either a Series 2010-1 Enhancement Deficiency or a Series 2010-1 Liquidity Deficiency would result from excluding the amount on deposit in any such account that is subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three (3) Business Days from the Series 2010-1 Adjusted Enhancement Amount or the Series 2010-1 Adjusted Liquidity Amount, in each case to the extent otherwise included in the calculation thereof;

(h)           the Trustee shall for any reason cease to have a valid and perfected first-priority security interest in the Series 2010-1 Collateral or any of the Lessee, HVF or any Affiliate of either so asserts in writing;

(i)            the occurrence of a Servicer Event of Default;

(j)            HVF fails to comply with any of its other agreements or covenants in, or provisions of, the Series 2010-1 Notes or the Indenture and the failure to so comply materially and adversely affects the interests of the Series 2010-1 Noteholders and continues to materially and adversely affect the interests of the Series

2010-1  Noteholders for a period of thirty (30) days after the earlier of (i) the date on which HVF obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to HVF by the Trustee or to HVF and the Trustee by the Required Noteholders with respect to the Series 2010-1 Notes; or

(k)           any representation made by HVF in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 2010-1 Noteholders and such false representation is not cured for a period of thirty (30) days after the earlier of (i) the date on which HVF obtains knowledge thereof or (ii) the date that written notice thereof is given to HVF by the Trustee or to HVF and the Trustee by the Required Noteholders with respect to the Series 2010-1 Notes.

In the case of

(i)            any event described in clauses (a) through (h) above, an Amortization Event with respect to the Series 2010-1 Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2010-1 Noteholder or

(ii)           any event described in clauses (i) through (k) above, either the Trustee may, by written notice to HVF or the Required Noteholders with respect to the Series 2010-1 Notes may, by written notice to HVF and the Trustee declare that an Amortization Event with respect to the Series 2010-1 Notes has occurred as of the date of the notice.

Subject to Section 12.2 of the Base Indenture, (A) the Series 2010-1 Noteholders owning an aggregate Principal Amount of Series 2010-1 Notes in excess of 66-2/3% of the Series 2010-1 Principal Amount, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event with respect to the Series 2010-1 Notes described in clauses (a) through (h) above, and (B) the Required Noteholders with respect to the Series 2010-1 Notes, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event with respect to the Series 2010-1 Notes described in clauses (i) through (k) above.  Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to the Series 2010-1 Notes, and any Amortization Event with respect to the Series 2010-1 Notes arising therefrom shall be deemed to have been cured for every purpose of the Indenture, but no such waiver shall extend to any subsequent or other Potential Amortization Event or impair any right consequent thereon.  The Trustee shall provide notice to each Rating Agency then-rating the Series 2010-1 Notes of any waiver by the Series 2010-1 Notes pursuant to this provision.

Notwithstanding anything herein to the contrary, an Amortization Event with respect to the Series 2010-1 Notes described in clause (h) above shall be curable at any time.

ARTICLE IV

RESERVED

ARTICLE V

FORM OF SERIES 2010-1 NOTES

Section 5.1.            Issuance of the Series 2010-1 Notes.  The Series 2010-1 Notes will be offered and sold by HVF on the Series 2010-1 Closing Date pursuant to the Series 2010-1 Purchase Agreement.  The Series 2010-1 Notes will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S.  The Series 2010-1 Notes following their initial resale may be transferred to QIBs or purchasers in reliance on Regulation S in accordance with the procedure described herein.  The Series 2010-1 Notes will be Book-Entry Notes and DTC will act as the Depository for the Series 2010-1 Notes.  The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and the “Customer Handbook” of Clearstream (the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Series 2010-1 Notes which are in the form of Series 2010-1 Global Notes.

Section 5.2.            Restricted Global Notes.  Each Class of the Series 2010-1 Notes offered and sold in their initial distribution on the Series 2010-1 Closing Date in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth with respect to the Class A Notes in Exhibits A-1-1, A-2-1 and A-3-1 to this Series Supplement and with respect to the Class B Notes in Exhibit A-4-1, A-5-1 and A-6-1 to this Series Supplement, in each case registered in the name of Cede, as nominee of DTC, and deposited with BNY, as custodian of DTC (collectively, the “Restricted Global Notes”).  The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

Section 5.3.            Regulation S Global Notes and Unrestricted Global Notes.  Each Class of the Series 2010-1 Notes offered and sold on the Series 2010-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth with respect to the Class A Notes in Exhibits A-1-2, A-2-2 and A-3-2 to this Series Supplement and with respect to the Class B Notes in Exhibit A-4-2, A-5-2 and A-6-2 to this Series Supplement, in each case registered in the name of Cede, as nominee of DTC, and deposited with BNY, as custodian of DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear and Clearstream.  Until such time as the Restricted Period shall have terminated, such Series 2010-1 Notes shall be referred to herein collectively as the “Regulation S Global Notes”.  After such time as the Restricted Period shall have terminated with respect to any Series 2010-1 Note, such Series 2010-1 Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the forms set forth with respect to the Class A Notes in Exhibits A-1-3, A-2-3 and A-3-3 to this Series Supplement and with respect to the Class B Notes in Exhibit A-4-3, A-5-3 and A-6-3 to this Series Supplement as hereinafter provided (collectively, the “Unrestricted Global Notes”).  The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

Section 5.4.            Transfer Restrictions.

(a)           A Series 2010-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 5.4(a) shall not prohibit any transfer of a Series 2010-1 Note that is issued in exchange for a Series 2010-1 Global Note in accordance with Section 2.13 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2010-1 Global Note effected in accordance with the other provisions of this Section 5.4.

(b)           The transfer by a Series 2010-1 Note Owner holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding HVF as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)           If a Series 2010-1 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 5.4(c).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit F-1 to this Series Supplement given by the Series 2010-1 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)           If a Series 2010-1 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 5.4(d).  Upon receipt by the Registrar, at the office of the Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit F-2 to this Series Supplement given by the Series 2010-1 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global

Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)           If a Series 2010-1 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 5.4(e).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit F-3 to this Series Supplement given by such Series 2010-1 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)            In the event that a Series 2010-1 Global Note or any portion thereof is exchanged for Series 2010-1 Notes other than Series 2010-1 Global Notes, such other Series 2010-1 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2010-1 Notes that are not Series 2010-1 Global Notes or for a beneficial interest in a Series 2010-1 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 5.4(a) through Section 5.4(e) and Section 5.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2010-1 Global Note comply with Rule 144A or

Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by HVF and the Registrar.

(g)           Until the termination of the Restricted Period with respect to any Series 2010-1 Note, interests in the Regulation S Global Notes representing such Series 2010-1 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided, that this Section 5.4(g) shall not prohibit any transfer in accordance with Section 5.4(d) of this Series Supplement.  After the expiration of the Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications.

(h)           The Series 2010-1 Notes shall bear the following legends to the extent indicated:

(i)            The Restricted Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HVF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

(ii)           The Regulation S Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR

OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING LLC (“HVF”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF.

(iii)          The Series 2010-1 Global Notes shall bear the following legends:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(iv)          The required legends set forth above shall not be removed from the applicable Series 2010-1 Notes except as provided herein.  The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to HVF and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by HVF that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2010-1 Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of HVF shall authenticate and deliver in exchange for such Restricted Note a Series 2010-1 Note or Series 2010-1 Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Restricted Note has been removed from a Series 2010-1 Note as provided above, no other Series 2010-1 Note issued in exchange for all or any part of such Series 2010-1 Note shall bear such legend, unless HVF has reasonable cause to believe that such other Series 2010-1 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 5.5.            Definitive Notes.  No Series 2010-1 Note Owner will receive a Definitive Note representing such Series 2010-1 Note Owner’s interest in the Series 2010-1 Notes other than in accordance with Section 2.13 of the Base Indenture.  Definitive Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

Section 5.6.            Series 2010-1 Notes Held by HVF.  (a) For so long as any Class A Note is Outstanding, no Class B Note with a principal amount greater than zero that is owned by HVF or any of its Affiliates may be delivered to the Trustee for cancellation.

(b)      If HVF or any of its Affiliates shall become a Series 2010-1 Noteholder or Series 2010-1 Note Owner, then HVF shall promptly deliver written notice to the Trustee, which notice shall include the principal amount of the applicable Series 2010-1 Notes and shall reference this Section 5.6(b).

(c)      Upon receipt of such written notice set forth in clause (b) above, the Trustee hereby agrees that it will not cancel the Class B Note identified in such written notice until it receives a subsequent notice that HVF or any of its Affiliates are no longer a Series 2010-1 Noteholder or Series 2010-1 Note Owner or the principal amount of such Class B Note is zero.

ARTICLE VI

GENERAL

Section 6.1.            Optional Redemption of Series 2010-1 Notes.  (a) On any Payment Date, HVF may, at its option, redeem the Class A Notes or any Class of the Class A Notes, in whole but not in part, if on such Payment Date, in the case of a redemption of all of the Class A Notes, the Principal Amount of the Class A Notes is less than or equal to 10% of the aggregate Initial Principal Amount of the Class A Notes and, in the case of any Class of the Class A Notes, the Principal Amount of such Class of Class A Notes is less than or equal to 10% of the Initial Principal Amount of such Class of Class A Notes, as the case may be, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon with funds deposited in the Series 2010-1 Distribution Account for the payment of such redemption price.

(b)           On any Payment Date on which Class A Notes are no longer Outstanding (after giving effect to all anticipated reductions in the Class A Principal Amount on such Payment Date), HVF may, at its option, redeem the Class B Notes or any Class of the Class B Notes, in whole but not in part, if on such Payment Date, in the case of a redemption of all of the Class B Notes, the Principal Amount of the Class B Notes is less than or equal to 10% of the aggregate Initial Principal Amount of the Class B Notes and, in the case of any Class of the Class B Notes, the Principal Amount of such Class of Class B Notes is less than or equal to 10% of the Initial Principal Amount of such Class of Class B Notes, as the case may be, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon with funds deposited in the Series 2010-1 Distribution Account for the payment of such redemption price.

(c)           If HVF elects to redeem any Class of the Series 2010-1 Notes pursuant to the provisions of Section 6.1(a) or (b) of this Series Supplement, it shall notify the Trustee in writing at least 15 days prior to the intended date of redemption of (i) such intended date of redemption, (ii) the applicable Series 2010-1 Notes subject to redemption and (iii) the principal amount of the Series 2010-1 Notes to be redeemed.  Upon receipt of a notice of redemption from HVF, the Trustee shall give notice of such redemption in the manner provided in Section 13.1 of the Base Indenture to the Series 2010-1 Noteholders of the Series 2010-1 Notes to be redeemed.  Such notice shall be given not less than 5 days prior to the intended date of redemption.

Section 6.2.            Information.  On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), HVF shall cause the Administrator to furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2010-1 Notes, substantially in the form of Exhibit G to this Series Supplement, setting forth, inter alia, the following information:

(i)            the total amount available to be distributed to the Series 2010-1 Noteholders on such Payment Date;

(ii)           the amount of such distribution allocable to the payment of principal of each Class of the Series 2010-1 Notes;

(iii)          the amount of such distribution allocable to the payment of interest on each Class of the Series 2010-1 Notes;

(iv)          the Series 2010-1 Invested Percentage with respect to Interest Collections and with respect to Principal Collections for the period from and including the second Determination Date preceding such Payment Date to but excluding the Determination Date immediately preceding such Payment Date;

(v)           the Series 2010-1 Enhancement Amount, the Series 2010-1 Adjusted Enhancement Amount, the Series 2010-1 Liquidity Amount and the Series 2010-1 Adjusted Liquidity Amount, in each case, as of the close of business on the last day of the Related Month;

(vi)          whether, to the knowledge of the Administrator, any Lien exists on any of the Collateral (other than Permitted Liens);

(vii)         whether, to the knowledge of the Administrator, any Operating Lease Event of Default has occurred;

(viii)        whether, to the knowledge of the Administrator, any Amortization Event or Potential Amortization Event with respect to the Series 2010-1 Notes has occurred;

(ix)           the Aggregate Asset Amount and the amount of the Aggregate Asset Amount Deficiency, if any, as of the close of business on the last day of the Related Month;

(x)            the Bankrupt Manufacturer Vehicle Amount, the Bankrupt Manufacturer Vehicle Percentage, the Capped Category 2 Manufacturer Program Vehicle Percentage, the Category 1 Manufacturer Eligible Program Vehicle Amount, the Category 1 Manufacturer Eligible Program Vehicle Percentage, the Category 1 Manufacturer Non-Eligible Program Vehicle Amount, the Category 1 Manufacturer Non-Eligible Program Vehicle Percentage, the Category 2 Manufacturer Eligible Program Vehicle Amount, the Category 2 Manufacturer Eligible Program Vehicle Percentage, the Category 2 Manufacturer Non-Eligible Program Vehicle Amount, the Category 2 Manufacturer Non-Eligible Program Vehicle Percentage, the Category 2 Manufacturer Program Vehicle Percentage, the Category 3 Manufacturer Vehicle Amount, the Manufacturer Eligible Program Vehicle Amount, the Manufacturer Non-Eligible Program Vehicle Amount, the Manufacturer Non-Eligible Vehicle Amount, the Non-Eligible Vehicle Amount, the Non-Program Vehicle Amount, the Non-Program Vehicle Percentage, and the Non-Eligible Manufacturer Amount as of the close of business on the last day of the Related Month;

(xi)           the Series 2010-1 Highest Enhancement Percentage, the Series 2010-1 Intermediate Enhancement Percentage, the Series 2010-1 Lowest

Enhancement Percentage, the Series 2010-1 Intermediate Enhancement Vehicle Percentage and the Series 2010-1 Required Enhancement Percentage as of the close of business on the last day of the Related Month and the Market Value Average and Non-Program Vehicle Measurement Month Average, and all calculations related thereto;

(xii)                             the Series 2010-1 Required Incremental Enhancement Amount, if any, as of the close of business on the last day of the Related Month;

(xiii)                          the Series 2010-1 Required Liquidity Amount, if any, as of the close of business on the last day of the Related Month, and whether a Series 2010-1 Liquidity Deficiency existed and the amount thereof, in each case, as of the close of business on the last day of the Related Month;

(xiv)                         the Series 2010-1 Required Enhancement Amount as of the close of business on the last day of the Related Month, and whether a Series 2010-1 Enhancement Deficiency existed and the amount thereof, in each case, as of the close of business on the last day of the Related Month;

(xv)                            the Series 2010-1 Required Overcollateralization Amount, the Series 2010-1 Overcollateralization Amount and the Series 2010-1 Required Asset Amount, in each case, as of the close of business on the last day of the Related Month;

(xvi)                         the Series 2010-1 Required Reserve Account Amount and the Series 2010-1 Available Reserve Account Amount, in each case, as of the close of business on the last day of the Related Month;

(xvii)                      the percentage, Manufacturer Eligible Program Vehicle Amount and rating of the related Manufacturer of all HVF Vehicles, with respect to each Manufacturer including such information grouped according to whether each such Manufacturer is a Category 1 Manufacturer, a Category 2 Manufacturer, or a Category 3 Manufacturer, as of the close of business on the last day of the Related Month which were Eligible Program Vehicles manufactured by such Manufacturer;

(xviii)                   the percentage, Manufacturer Non-Eligible Vehicle Amount and rating of the related Manufacturer of all HVF Vehicles, with respect to each Manufacturer which is not an Eligible Program Manufacturer, as of the close of business on the last day of the Related Month which were Program Vehicles manufactured by such Manufacturer;

(xix)                           the percentage, Manufacturer Non-Eligible Vehicle Amount and rating of the related Manufacturer of all HVF Vehicles, with respect to each Manufacturer, as of the close of business on the last day of the Related Month that were Non-Program Vehicles manufactured by such Manufacturer;

(xx)          the Series 2010-1 Letter of Credit Liquidity Amount and the Series 2010-1 Letter of Credit Amount, in each case, as of the close of business on the last day of the Related Month; and

(xxi)         the Series 2010-1 Principal Amount and the Series 2010-1 Adjusted Principal Amount, in each case as of such Payment Date.

The Trustee shall provide to the Series 2010-1 Noteholders, or their designated agent copies of each Monthly Noteholders’ Statement.

Section 6.3.            Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1:	Form of Restricted Global Class A-1 Note
Exhibit A-1-2:	Form of Regulation S Global Class A-1 Note
Exhibit A-1-3:	Form of Unrestricted Global Class A-1 Note
Exhibit A-2-1:	Form of Restricted Global Class A-2 Note
Exhibit A-2-2:	Form of Regulation S Global Class A-2 Note
Exhibit A-2-3:	Form of Unrestricted Global Class A-2 Note
Exhibit A-3-1:	Form of Restricted Global Class A-3 Note
Exhibit A-3-2:	Form of Regulation S Global Class A-3 Note
Exhibit A-3-3:	Form of Unrestricted Global Class A-3 Note
Exhibit A-4-1:	Form of Restricted Global Class B-1 Note
Exhibit A-4-2:	Form of Regulation S Global Class B-1 Note
Exhibit A-4-3:	Form of Unrestricted Global Class B-1 Note
Exhibit A-5-1:	Form of Restricted Global Class B-2 Note
Exhibit A-5-2:	Form of Regulation S Global Class B-2 Note
Exhibit A-5-3:	Form of Unrestricted Global Class B-2 Note
Exhibit A-6-1:	Form of Restricted Global Class B-3 Note
Exhibit A-6-2:	Form of Regulation S Global Class B-3 Note
Exhibit A-6-3:	Form of Unrestricted Global Class B-3 Note
Exhibit B:	Form of Series 2010-1 Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D:	Form of Series 2010-1 Letter of Credit Reduction Notice
Exhibit E:	Reserved
Exhibit F-1:	Form of Transfer Certificate
Exhibit F-2:	Form of Transfer Certificate
Exhibit F-3:	Form of Transfer Certificate
Exhibit G:	Form of Monthly Noteholders’ Statement
Exhibit H:	Form of Series 2010-1 Demand Note
Exhibit I:	Form of Demand Notice
Exhibit J:	Form of Supplemental Indenture to Base Indenture
Exhibit K:	Form of Amendment to Collateral Agency Agreement
Exhibit L:	Form of Amendment to HGI Purchase Agreement
Exhibit M:	Form of Amendment to HVF Lease

Section 6.4.            Ratification of Base Indenture.  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 6.5.            Notice to Rating Agencies.  The Trustee shall provide to each Rating Agency a copy of each notice to the Series 2010-1 Noteholders, Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 6.6.            Third Party Beneficiary.  Ford, in its capacity as accountholder of a Ford Letter of Credit, is an express third party beneficiary of the Base Indenture and this Series Supplement to the extent of the provisions relating to Ford.

Section 6.7.            Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.8.            Governing Law.  This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 6.9.            Amendments.  This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture, provided, that if, pursuant to the terms of the Base Indenture or this Series Supplement, the consent of the Required Noteholders with respect to the Series 2010-1 Notes is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Required Noteholders with respect to the Series 2010-1 Notes; provided, further, that, if the consent of the Required Noteholders with respect to the Series 2010-1 Notes is required for a proposed amendment or modification of this Series Supplement that does not adversely affect in any material respect one or more Classes of the Series 2010-1 Notes (as evidenced by an Officer’s Certificate to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Series 2010-1 Noteholders representing more than 50% of the Principal Amount of the Classes of the Series 2010-1 Notes materially adversely affected by such amendment or modification (without the necessity of obtaining the consent of the Series 2010-1 Noteholders holding the Classes of the Series 2010-1 Notes not affected by such amendment or modification).  Any amendment to this Series Supplement shall be subject to the satisfaction of the Series 2010-1 Rating Agency Condition.

Section 6.10.          Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2010-1

Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2010-1 Notes which have been replaced or paid) to the Trustee for cancellation, (ii) HVF has paid all sums payable hereunder, and (iii) the Series 2010-1 Letter of Credit Liquidity Amount and the Series 2010-1 Letter of Credit Liquidity Amount is equal to zero.

Section 6.11.          Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture, so long as this Series Supplement shall be in effect in accordance with Section 6.10 of this Series Supplement, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture shall be effective as to the Series 2010-1 Notes without the consent of the Required Noteholders with respect to the Series 2010-1 Notes.

Section 6.12.          Noteholder Consents.  Each Series 2010-1 Noteholder, upon acquisition of a Series 2010-1 Note, will be deemed to agree and consent to (i) the execution of a Supplemental Indenture to the Base Indenture substantially in the form of Exhibit J of this Series Supplement, (ii) the execution of an amendment to the Collateral Agency Agreement substantially in the form of Exhibit K of this Series Supplement, (iii) the execution of an amendment to the HGI Purchase Agreement substantially in the form of Exhibit L of this Series Supplement, and (iv) the execution of an amendment to the HVF Lease substantially in the form of Exhibit M of this Series Supplement, in each case, together with any changes to such forms that do not adversely affect the Series 2010-1 Noteholders in any material respect as evidenced by an Officer’s Certificate of HVF.  Such deemed consent will apply to each proposed amendment set forth in Exhibits J, K, L, and M of this Series Supplement individually, and the failure to effect any of the amendments set forth therein will not revoke the consent with respect to any other amendment.

Section 6.13.          Confidential Information.  (a)  The Trustee and each Series 2010-1 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2010-1 Note, to maintain the confidentiality of all Confidential Information in accordance with procedures adopted by such Series 2010-1 Noteholder in good faith to protect confidential information of third parties delivered to such person; provided that such person may deliver or disclose Confidential Information to: (i) such person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.13; (ii) such person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.13; (iii) any other Series 2010-1 Note Owner; (iv) any person of the type that would be, to such person’s knowledge, permitted to acquire an interest in the Series 2010-1 Notes in accordance with the requirements of the Indenture to which such person sells or offers to sell any such interest in the Series 2010-1 Notes or any part thereof and that agrees to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.13 (or in accordance with such other confidentiality procedures as are acceptable to HVF); (v) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such person; (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally-recognized rating agency that requires access to information about the investment portfolio or such person; (vii) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 6.13 (or in accordance with such other confidentiality procedures as are acceptable to HVF); (viii) any other person with the consent of HVF; or (ix) any other person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation, statute or order applicable to such person, (B) in response to any subpoena or other legal process upon prior notice to HVF (unless prohibited by applicable law or other requirement having the force of law), (C) in connection with any litigation to which such person is a party upon prior notice to HVF (unless prohibited by applicable law or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2010-1 Notes has occurred and is continuing, to the extent such person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2010-1 Notes, the Indenture or any other Related Document; and provided, further, however, that delivery to any Series 2010-1 Note Owner of any report or information required by the terms of the Indenture to be provided to such Series 2010-1 Note Owner shall not be a violation of this Section 6.13.  Each Series 2010-1 Note Owner, by its acceptance of a beneficial interest in the Series 2010-1 Notes, shall be deemed to have agreed, except as set forth in clauses (v), (vi) and (ix) above, that it shall use the Confidential Information for the sole purpose of making an investment in the Series 2010-1 Notes or administering its investment in the Series 2010-1 Notes.  In the event of any required disclosure of the Confidential Information by such Series 2010-1 Note Owner, such Series 2010-1 Note Owner shall be deemed to have agreed to use reasonable efforts to protect the confidentiality of the Confidential Information.

(b)           For the purposes of this Section 6.13, “Confidential Information” means information delivered to the Trustee or any Series 2010-1 Note Owner by or on behalf of HVF in connection with and relating to the transactions contemplated by or otherwise pursuant to the Indenture and the Related Documents; provided that such term does not include information that: (i) was publicly known or otherwise known to the Trustee or the Series 2010-1 Note Owner prior to the time of such disclosure; (ii) subsequently becomes publicly known through no act or omission by the Trustee, any Series 2010-1 Note Owner or any person acting on behalf of the Trustee or any Series 2010-1 Note Owner; (iii) otherwise is known or becomes known to the Trustee or any Series 2010-1 Note Owner other than (x) through disclosure by HVF or (y) as a result of a breach of fiduciary duty to HVF or a contractual duty to HVF; or (iv) is allowed to be treated as non-confidential by consent of HVF.

Section 6.14.          Trustee Has No Duty to Monitor Manufacturer Ratings.  In no event shall the Trustee (x) have any duty or responsibility to monitor the ratings of the Manufacturers or (y) be charged with knowledge of such ratings, unless a Trust

Officer receives written notice of such ratings from HVF, Hertz or any Series 2010-1 Noteholder or otherwise has actual knowledge thereof.

IN WITNESS WHEREOF, HVF and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HERTZ VEHICLE FINANCING LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Vice President & Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee,

By:	/s/ John D. Ask
Name: John D. Ask
Title: Senior Associate